BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road

256 Durham Plaza

Omaha, Nebraska 68114

(402) 397-4700

PROSPECTUS

April 29, 2003

Capital Stock

The primary investment objective of the Fund is long-term capital appreciation. The development of a modest amount of current income is a secondary investment objective.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

RISK/RETURN SUMMARY	3
The Fund's Investment Objective	3
The Principal Investment Strategies of the Fund	3

PRINCIPAL RISKS OF INVESTING IN THE FUND	4

PAST PERFORMANCE OF FUND	6

FEES AND EXPENSES OF THE FUND	8

FINANCIAL HIGHLIGHTS	10

INVESTMENT OBJECTIVES AND POLICIES	11

Risks of Investing in the Fund	12

MANAGEMENT OF THE FUND	13

Governance	13
Investment Adviser	14
Portfolio Managers	14
Advisory Fees	15
Custodian	15
Dividend Disbursing and Transfer Agent	15

FUND SHAREHOLDER INFORMATION	15

Capital Structure of Fund	15
Valuing Fund Shares	16
Purchase of Fund Shares	16
Minimum Purchase of Fund Shares	17
Dividend and Capital Gains Distributions Options	17
Automatic Investment Plan	19
Redemption of Fund Shares	19
Inquiries	20
Fund Dividend Policy	20
Tax Consequences	20

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RISK/RETURN SUMMARY

The following is a summary. You should read the rest of the Prospectus along with this summary.

The Fund's Investment Objectives

The Fund is an open-end diversified investment company, which has operated since July 1, 1963. The Fund's primary investment objective is long-term capital growth, with a secondary objective of generation of a moderate amount of investment income.

The Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks and convertible securities which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund's assets. On December 31, 2002 88.8% of the Fund's assets were invested in common stocks.

The Fund's equity investment approach emphasizes owning companies in the Fund which it believes offer the best potential for above-average, long-term capital appreciation. The Fund's equity investment process focuses on identifying companies which have superior revenue, earnings, dividend, and free cash flow growth and above-average margins, profitability, and balance sheet quality. Market capitalization or company size is a result of this investment approach rather than an active investment consideration. Historically, the Fund has tended to primarily own larger companies, although at any time, the Fund may own small, medium, or large size companies. The Fund considers small companies to be those with market capitalizations under $1 billion, medium size companies to be those with market capitalizations of $1 billion to $5 billion, and large companies to be those with market capitalizations in excess of $5 billion. To the extent that the Fund owns small or medium capitalization securities, those securities could have greater price volatility and more limited market trading liquidity. On December 31, 2002, the Fund owned 19 common stocks with a capitalization below $5 billion out of a total of 70 equity issues in the portfolio.

In addition, to generate current income, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Normally, such fixed income securities will not constitute more than 40% of the Fund's portfolio. On December 31, 2002, 9% of the Fund's assets were invested in debt securities.

The Fund's maturity strategy with respect to fixed income securities is driven by two considerations. First, the Fund will generally manage the weighted average life of bonds in the portfolio given its perception of where value lies at any point in time on the yield curve. Second, the Fund will manage the weighted average life of the fixed income portfolio based on its intermediate to longer-term outlook for interest rates at any point in time. Over time, the Fund's weighted average maturity will usually range between 5 and 12 years with a shorter average maturity reflecting a more conservative posture (i.e., interest rates are near trend low points and expected to rise) or, alternatively, a longer weighted average maturity reflecting a more constructive posture (i.e., interest rates are near trend high points and may be expected to decline). These fixed income policy decisions are made in response to assessments as to the future direction of interest rates. As of December 31, 2002, the Fund's weighted average maturity is 7.7 years.

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The Fund may purchase lower quality debt securities (sometimes called "junk bonds") from time to time, provided that such investments are limited to no more than 5% of Fund assets. However, the Fund will not purchase junk bonds that have a credit quality rating lower than CC/Ca2 by either S&P or Moody's respectively at the time of their acquisition for the Fund's portfolio.

The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Fund's adviser's judgments of the potential returns and risks of each class. The adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.

PRINCIPAL RISKS AND RETURNS FROM INVESTING IN THE FUND

There are risks associated with an investment in the Fund, and there is no assurance the Fund will achieve its investment objectives. The risks of investing in the Fund include:

Market Risk

The value of the Fund's investments will vary from day to day, and will reflect to some degree general market conditions, interest rates and national and global political and economic conditions. The Fund's performance will also be affected by the earnings of companies it invests in, as well as changes in market expectations of such earnings. In the short-term, stock prices, and the value of the Fund, can fluctuate significantly in response to these factors. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

Interest Rate Risk

The Fund's investments in fixed income securities tend to reduce the Fund's investment performance during periods of strong market price appreciation, although bonds should tend to cushion Fund value losses during periods of declining stock prices. However, you should also be aware that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, with the most significant impact of interest rate changes on longer maturity issues.

Credit Risk

The issuers of bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. High yield securities (or "junk bonds") invested in by the Fund entail greater risk of loss of principal.

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Asset Allocation Risk

The Fund's performance will also be affected by the adviser's ability to anticipate correctly the relative potential returns and risks of the types of assets in which the Fund invests. As an example, the Fund's investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline and its relative investment performance would suffer to the extent that a smaller portion of the Fund's assets were allocated to stocks during a period of rising stock market prices.

Small and Medium Capitalization Risk

Compared to large capitalization companies, small and medium capitalization companies and the markets for their common stocks are more likely to have more limited product lines, fewer capital resources, and more limited management depth. In addition, securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices the manager believes appropriate, and offer greater potential for losses.

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PAST PERFORMANCE OF FUND

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance History depicted in a bar graph is as follows:

Performance History depicted in a bar graph is as follows:

Year	% Returns
1993	6.29%
1994	0.30%
1995	30.96%
1996	18.06%
1997	22.33%
1998	27.48%
1999	39.80%
2000	-14.09%
2001	-18.89%
2002	-25.14%

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The Fund's highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and -18.35% for the 3rd Quarter 2001.

Average Annual Total Returns

(for the periods ending December 31, 2002)
	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	-25.14%	-1.58%	6.41%
Return After Taxes on Distributions	-25.53%	-2.53%	4.96%
Return After Taxes on Distributions and Sale of Fund Shares	-15.4%	-1.48%	4.63%
S & P 500 (reflects no deduction for fees, expenses or taxes)	-22.05%	-0.58%	9.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.

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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends
and other Distributions	None

Redemption Fee	None*

Reinvestment of Cash Distributions Transaction Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)
Management Fees		0.50%

Distribution and/or Service Fees		0.00%

Other Expenses		0.35%

Audit and Custodian Services	0.11%

Bookkeeping, Dividend and Transfer Agent Services,
Computer Programming, Printing and Supplies	0.15%

Insurance, Licenses, Taxes and Other	0.09%

Total Fund Operating Expenses		0.85%

* You are responsible for any expenses incurred in connection with a share redemption, if you request redemption proceeds to be wired or sent by overnight or priority mail to you. The Fund's transfer agent will charge a $25 service fee to wire funds or send funds via overnight or priority mail. This amount does not include a wire fee that may be charged by the receiving bank. The transfer agent may waive its cost of the wire fee if none is charged on the initiating end of the transaction.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

$ 88	$ 277	$ 485	$ 1,108

The expenses in the hypothetical example are calculated for the most recent fiscal year for the Fund (except where an expense has changed for the current fiscal year, in which case, the present cost is reflected in the estimated costs). The expenses show both the amounts paid in the Fund's financial statements and the costs paid by the shareholder.

This hypothetical example assumes that all dividends and distributions are reinvested. You should not consider the estimates shown in the hypothetical example above as a representation of past or future expenses. Actual expenses may be greater or lesser than the amounts shown.

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FINANCIAL HIGHLIGHTS*

For the Years Ended December 31

The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The per share income and capital changes for the year ended December 31, 2002 have been audited by Deloitte & Touche LLP while these same changes for the years ended December 31, 2001 and 2000 have been audited by KPMG LLP. The reports of Deloitte & Touche LLP and KPMG LLP for the year ended December 31, 2002, and the years ending December 31, 2001 and 2000 respectively, including the financial highlights for these years along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.
	2002	2001	2000	1999	1998	1997	1996	1995	1994	1993
Net Asset Value, Beginning of Period	$31.05	$38.59	$46.24	$34.26	$29.02	$24.56	$21.54	$17.10	$17.80	$17.51

Income from Investment Operations
Net Investment Income	$.20	$.26	$.40	$.30	$.44	$.51	$.55	$.58	$.59	$.61
Net Gains or (Losses) on Securities (both realized and unrealized)	$(8.00)	$(7.54)	$(6.84)	$12.89	$7.36	$4.77	$3.28	$4.63	$ (.52)	$.46
Total From Invest. Operations	$(7.80)	$(7.28)	$(6.44)	$13.19	$7.80	$5.28	$3.83	$5.21	$.07	$1.07

Less Distributions
Dividends from net investment income	$(.20)	$(.26)	$(.40)	$(.30)	$(.44)	$(.51)	$(.55)	$(.58)	$(.59)	$(.61)
Distributions from capital gains	-	-	$(.81)	$(.91)	$(2.12)	$(.31)	$(.26)	$(.19)	$(.18)	$(.17)
Total Distributions	$(.20)	$(.26)	$(1.21)	$(1.21)	$(2.56)	$(.82)	$(.81)	$(.77)	$(.77)	$(.78)

Net Asset Value, End of Period	$23.05	$31.05	$38.59	$46.24	$34.26	$29.02	$24.56	$21.54	$17.10	$17.80

Total Return	(25.14)%	(18.89)%	(14.09)%	38.90%	27.48%	22.33%	18.06%	30.96%	0.30%	6.29%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$45,855	$60,245	$71,412	$69,736	$48,433	$36,648	$29,249	$24,052	$18,096	$17,991
Ratio of Expenses to Average Net Assets**	0.85%	0.79%	0.72%	0.73%	0.77%	0.81%	0.87%	0.89%	0.90%	0.90%
Ratio of Net Inc. to Avg. Net Assets	0.79%	0.79%	0.95%	0.78%	1.37%	2.64%	3.23%	3.80%	4.25%	4.32%
Portfolio Turnover Rate	23%	14%	19%	16%	24%	8%	8%	7%	10%	11%

*Per share income and capital change data is computed using the weighted average number of shares outstanding method.

**Average net asset data is computed using monthly net asset value figures.

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The total annual return from the investment policies and strategies employed for the Fund's portfolio ranged from a high of 38.90% in 1999 to a low of -25.14% in 2002. Prior to the negative returns for the three years ended December 31, 2002, the Fund achieved 22 straight years of positive total annual returns from December 31, 1977 through December 31, 1999.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is long-term capital appreciation. In pursuit of such objective, the Fund invests primarily in common stocks and securities convertible into common stocks, with the market value of these securities normally representing 60% or more of the total value of the Fund's assets. The selection of common stocks and convertible securities will emphasize companies which, in the opinion of the Fund's management, offer opportunities for increased earnings and dividends. However, the Fund may also invest in common stocks which may be cyclically depressed or undervalued, and, therefore, may offer potential for capital appreciation.

The Fund's equity investment approach emphasizes owning companies in the Fund which it believes offer the best potential for above-average, long-term capital appreciation. The Fund's equity investment process focuses on identifying companies which have superior revenue, earnings, dividend, and free cash flow growth and above-average margins, profitability, and balance sheet quality. Market capitalization or company size is a result of this investment approach rather than an active investment consideration. Historically, the Fund has tended to primarily own larger companies, although at any time, the Fund may own small, medium, or large size companies. The Fund considers small companies to be those with market capitalizations under $1 billion, medium size companies to be those with market capitalizations of $1 billion to $5 billion, and large companies to be those with market capitalizations in excess of $5 billion. To the extent that the Fund owns small or medium capitalization securities, those securities could have greater price volatility and more limited market trading liquidity. On December 31, 2002, the Fund owned 19 common stocks with a capitalization below $5 billion out of a total of 70 equity issues in the portfolio.

The generation of a moderate amount of current income is a secondary investment objective of the Fund. To help meet this objective, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks, provided not more than 40% of the value of Fund assets are maintained in these types of fixed income securities. Investment grade corporate bonds and preferred stocks must carry, at the time of purchase, a Moody's Investor Service rating of Baa or higher or a Standard & Poor's Corporation rating of BBB or higher.

The Fund may purchase investments in securities of foreign issuers, provided that the market value of such securities will not exceed 10% of the Fund's total assets, and such securities are traded as American Depository Receipts. However, the purchase of securities of foreign issuers is not a principal strategy of the Fund.

For speculative capital gain purposes, the Fund may purchase bonds, debentures, and preferred stocks that carry high yields and balance sheet risk or which have one or more interest or dividend payments in arrears, provided that the Fund intends to limit its investments in such lower quality debt securities (sometimes called "junk bonds") to no more than 5% of its assets. The

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Fund may purchase corporate bonds and preferred stocks with ratings below Moody's Baa and Standard & Poor's Corporation BBB and some non-rated securities in order to earn above average current income returns, provided the market value of these assets at the time of purchase is included within the 5% total assets limit for "junk bonds".

Convertible debentures and convertible preferred stocks are usually classified below investment grade ratings for fixed income securities. For the purpose of managing the Fund's portfolio within the investment policy guidelines, these convertible securities are accorded the status of equities, and not considered to be fixed income securities. Accordingly, these assets do not fall within the 40% and 5% of total assets restrictions for fixed income securities. Convertible debentures and convertible preferred stocks are accorded the status of equities if such securities are convertible at the time of issue.

Under unusual economic or financial market circumstances, the Fund may maintain a substantial part or all of its assets in cash or U.S. government securities for temporary defensive purposes and as a result, may not achieve its investment objectives. The Fund may maintain positions in U.S. Government securities for as long as such unusual market conditions exist, and the amounts of these Treasury securities will be excluded from the limitation that not more than 40% of Fund assets are to be invested in fixed income securities. If the Fund takes a temporary defensive position, it may not be able to meet the stated investment objectives.

The Fund's Board of Directors, which oversees the Fund's management, may change investment objectives in the interest of shareholders without a shareholder vote, unless those objectives are classified as fundamental. Please note that although the Fund's primary investment objective of long-term capital appreciation has remained consistent for the past forty years, it has not been classified as fundamental. Accordingly, the foregoing policies as to investments may be altered by the Fund's Board of Directors; however, they will not be changed without prior written notice to Fund shareholders in a supplement to the Prospectus, or at such time as the next annual revisions to the Prospectus become effective.

In addition to the investment objectives and policies disclosed above, the Fund adheres to certain other investment policy and selection restrictions which are set forth in the Statement of Additional Information.

Risks of Investing in the Fund

You should be aware that the value of the Fund's investments will vary from day to day, based on various factors including earnings performance of companies in which the Fund invests, as well as general market conditions, interest rates and national and global political and economic conditions. The Fund's investments in stocks are subject to changes in their value due to a number of factors. Investments in stocks can be volatile, and are subject to changes in general stock market movements, referred to as market risk. There may be events or changes affecting particular industries included in the Fund's portfolio, referred to as industry risk, or a change in value of a particular stock because of an event affecting the issuer. Many factors can affect an individual stock's price, including poor earnings, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

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Since the Fund invests in bonds and other debt securities, you should also recognize that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, and lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on the very long maturity issues.

Fund investments in bonds and other debt securities also involve credit risk, which is the risk that the issuers of such debt securities are not able to make interest or principal payments, resulting in a loss to the Fund. In addition, even if issuers of debt securities are able to make such interest or principal payments, they may suffer adverse changes in financial condition lowering their credit quality, and the value of the Fund's assets.

The Fund may also invest in high yield securities or "junk bonds", which provide greater income opportunity but also entail greater risk of loss of principal. Such high yield securities may be speculative with respect to the issuer's ability to pay interest and repay principal in accordance with the terms of the obligation. In addition, the market for high yield securities may be less active, limiting the ability of the Fund to sell such securities in a timely manner, increasing the risk of loss to the Fund. The Fund will not purchase junk bonds that have a credit quality rating lower than CC/Ca2 by either S&P or Moody's respectively at the time of their acquisition for the Fund's portfolio.

With respect to the Fund's investment in U.S. Treasury securities for temporary defensive purposes, you should anticipate that these defensive actions may result in less than 60% of Fund assets to be held in common stocks and other equity securities and that such temporary defensive actions may be taken prior to the development of the expected adverse market circumstances. Subsequent events in the market may or may not vindicate the judgment of the investment manager to establish the temporary defensive positions in U.S. government securities, and the failure of anticipated market conditions to occur may cause temporary defensive positions to be held for unanticipated, long intervals of time.

All of the above risks can affect the value of the Fund's investments, its investment performance and price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

MANAGEMENT OF THE FUND

Governance

The Board of Directors of the Fund is responsible for general governance of the Fund. In particular, the Board establishes contractual relationships and maintains oversight of the investment manager, the custodian bank and transfer agent, insurance coverage, certified public accountants, and legal representation for the Fund. In addition, the Board of Directors oversees compliance with federal and state regulations, and maintaining the Fund's position as a regulated open-end investment management company under tax laws. The Board is also responsible for attracting interested and qualified individuals to serve as representatives for the shareholders. Board members carry broad perspectives beyond the fields of finance and investments, and provide insight and guidance for the general business policy of the Fund through the Audit Committee, Administration and Nominating Committee, and regular Board of Directors meetings.

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Investment Adviser

Bridges Investment Counsel, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as manager and investment adviser under a contract with the Fund. In addition to furnishing continuing investment supervision for the Fund, the investment adviser provides office space, facilities, equipment, and personnel for managing the assets of the Fund. Further, the investment adviser pays the costs of maintaining the registration of shares of the Fund under federal and applicable state securities laws.

Bridges Investment Counsel, Inc. is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Firm and its predecessors have acted continuously as professional investment advisers and managers since early 1945. The firm renders portfolio investment securities advice to individuals, personal trusts, pension and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations and other account classifications and, as of the end of the last quarter of 2002 directly managed assets in excess of $833 million. Bridges Investment Counsel, Inc. also provides hourly consulting advice concerning alternative investment matters on a limited basis, as well as consulting services for non-portfolio securities matters such as estate and financial planning and general business administration projects. Bridges Investment Counsel, Inc. has a management agreement to operate Provident Trust Company, a Nebraska trust company responsible for in excess of $682 million in its trust customer assets at December 31, 2002.

Portfolio Managers:

Mr. Edson L. Bridges III, CFA, President of the Fund and Executive Vice President, Investments, of Bridges Investment Counsel, Inc., is responsible for the day-to-day operation of the Fund's portfolio. Mr. Bridges III dedicates his professional efforts toward security research and portfolio management for Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 18 years.

Mr. Brian M. Kirkpatrick, CFA, Vice President of the Fund and Director of Research for Bridges Investment Counsel, Inc., is capable for assuming portfolio management responsibilities of the Fund in instances where his decisions would be needed. Mr. Kirkpatrick has a more than ten year career with Bridges Investment Counsel, Inc.

Mr. Edson L. Bridges II, CFA, Chairman and Chief Executive Officer, served as the portfolio manager for almost 34 years from July 1, 1963 through April 13, 1997. He is available to be a back-up person to Mr. Bridges III and to Mr. Kirkpatrick whenever the assumption of that responsibility is appropriate or required. Mr. Bridges' career as an investment adviser covers a span of more than 43 years.

Investment selections made by Bridges Investment Counsel, Inc. for the Fund are predicated upon research into general economic trends, studies of financial markets, and industry and company analyses. The firm obtains its security analysis information from several financial research organizations which restrict the release of their reports primarily to institutional users such as banks, insurance companies, investment counselors, and trust companies.

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Advisory Fees:

Under its advisory agreement with the Fund, Bridges Investment Counsel, Inc. furnishes continuous investment supervision to the Fund for a quarterly fee of 1/8 of 1% of the average Net Asset Value of the Fund, as determined by appraisals at the close of each month in the quarterly period. This total annual fee of 1/2 of 1% of the Fund's Net Assets as determined above is the only compensation received by Bridges Investment Counsel, Inc. from the Fund. The Fund paid $258,339 to Bridges Investment Counsel, Inc. for its services as investment adviser during the fiscal year ending December 31, 2002.

The Fund pays the charges of the custodian, dividend disbursing and transfer agent, fees of auditors and legal counsel, and the fees of the investment adviser as described earlier. The Fund also incurs other expenses such as bookkeeping, publication of notices and reports to shareholders, printing and mailing of stock certificates, and miscellaneous taxes. However, total annual expenses of the Fund, exclusive of taxes but including fees paid to the investment adviser, are limited to 1 1/2% of average net assets, and Bridges Investment Counsel, Inc. agrees to reimburse the Fund for expenditures in excess of such amount. During 2002, there were no reimbursed expenses paid under this contract arrangement and expense limitation.

Custodian

First National Bank of Omaha, Nebraska, One First National Center, 1620 Dodge Street, Omaha, Nebraska, acts as Custodian for the Fund. The Bank holds all securities and cash of the Fund, receives and pays for securities purchased upon delivery of the assets, delivers against payment from brokers for securities sold, receives and collects income from investments. The Bank does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

Dividend Disbursing and Transfer Agent

Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska, acts as Dividend Disbursing and Transfer Agent for the Fund. Services handles the transactions for all capital stock issued by the Fund and for all redemptions of Fund shares. Services processes all reinvestment and scheduled investment transactions, and is responsible for issuing Form 1099 information to shareholders each year.

FUND SHAREHOLDER INFORMATION

Capital Structure of Fund

The Fund's capital structure consists of one class of 6,000,000 authorized shares (par value of one dollar per share). Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote. The Fund is not authorized to issue any preferred stock or other senior securities.

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Valuing Fund Shares

Shares of the Fund are sold directly to investors by the Fund and are redeemed by the Fund at the next determined Net Asset Value.

The Net Asset Value of a share of the Fund at any specific time is obtained by dividing the value of the net assets of the Fund by the total number of shares outstanding at such time. The calculation of Net Asset Value includes the daily accrual of income and expenses. Expenses are estimated at a daily accrual rate, and this daily accrual rate is adjusted to costs on a monthly or quarterly basis if the daily accrual rate is above or below actual costs when such costs become known.

The Fund calculates its Net Asset Value based on the current market value for its portfolio securities at the close of daily trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (3:00 p.m. Central Time), on the date of valuation. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value as determined in good faith by or under procedures adopted by, the Fund's Board of Directors. Short-term securities such as Treasury Bills with under a 60-day maturity are valued at the purchase price, and the income from the discount is reflected as accrued income on a daily basis.

Purchase of Fund Shares

Account Application Form To purchase Fund shares you must complete and sign the Account Application form, which is sent with this Prospectus, or may be obtained from the offices of the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The completed Account Application form and check payable or other means of payment to the Fund should be sent to the above address. Please review the Account Application form for detailed information for executing and completing a purchase of shares in the Fund.

With respect to purchases of Fund shares, the following conditions will apply: (1) all of your purchases must be made in U.S. dollars, and the check(s) must be drawn on U.S. banks; (2) no third party checks will be accepted; (3) the Fund does not accept currency to purchase Fund shares; and (4) if your check does not clear within 15 business days, it will be returned to you.

To avoid a delay in the purchase of Fund shares by check, you should consider buying shares by bank wire transfer, cashier's check, or money order. If a wire transfer is used, it is necessary to alert the Fund of such transfer by phoning the offices of the Fund at (402) 397-4700 prior to placing the wire.

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Your purchase of Fund shares will be bought at the next determined Net Asset Value of the Fund which is calculated after your Account Application is received in proper form.

The Account Application form is subject to acceptance by authorized officers of the Fund in Omaha, Nebraska and is not binding until so accepted. The Fund reserves the right to accept or reject subscriptions to Fund shares based on information available to the Fund at the time of purchase. It is the policy of the Fund not to accept orders for Fund shares under circumstances or in amounts considered to be disadvantageous to existing shareholders, and the Fund reserves the right to suspend the offering of shares for a period of time. Account Applications will only be accepted from residents of states in which the Fund shares have been registered or otherwise qualified for offer and sale.

Minimum Purchase of Fund Shares

You may purchase shares of the Fund at such times and in such amounts as you desire. However, the Board of Directors of the Fund has established a minimum of $1,000 for an initial investment in the Fund, and a minimum of $250 for any subsequent investment in the Fund, provided the Fund, in its discretion, may waive such minimums.

If you choose to use the Fund's Automatic Investment Plan (described below), the minimum monthly investment is $100, once the minimum initial investment of $1,000 has been made. At its discretion, the Fund may also waive such minimums.

Dividend and Capital Gains Distributions Options

The Fund offers the following options with respect to dividends and capital gains distributions, if any, on capital stock held by you in the Fund.

(1) Reinvestment Option: You may elect to have all dividends and capital gains distributions automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the Account Application, you will be assigned this option. Shares purchased under this option are entered on the stock transfer records maintained by the Fund transfer agent, Bridges Investor Services, Inc. Certificates for full shares will be delivered to you at your request. Fractional shares have full dividend and redemption rights, but do not have voting rights. Reinvestment of cash distributions will be made at the Net Asset Value per share which is in effect on the respective dividend or capital gains payment date. Written notice will be sent to shareholders electing this option showing the shareholder's holdings in the Fund, both prior to and after the reinvestment, as well as the dollar amount of the dividend or capital gains reinvestment and the Net Asset Value in effect for the purchases.

(2) Cash Option: You may elect to be sent a check for all Fund dividend and capital gain distributions, or alternatively, only dividend distributions or capital gains distributions. If you elect any of these alternatives, you must check the appropriate box(es) on the Account Application. Cash distribution checks are typically mailed to shareholders within two days, but not later than seven days after payment.

You may change the option selected by you from time to time by written notice to the Fund indicating the new option designed by you.

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18

Automatic Investment Plan

To participate in the Fund's Automatic Investment Plan, you must either be an existing shareholder in the Fund, or if a new investor, make an initial investment of at least $1,000 under Item A, "Investment", on the Account Applications. To open an account using the Automatic Investment Plan, complete and sign the Account Application, and complete the information required in Item E, "Automatic Investment Plan". You must attach a voided check or savings account deposit slip as indicated on the Application. Your purchase of Fund shares will be made automatically in accordance with the options selected on the Application form. A minimum monthly transfer of $100 is required to participate in the Automatic Investment Plan. You will be assessed a $25 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason. You may terminate your participation in the Fund's Automatic Investment Plan at any time by written instructions to the Fund.

Redemption of Fund Shares

As a shareholder of the Fund, you may at any time, except as specified below, redeem your stock by delivering your properly endorsed stock certificates to the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska. If you are a shareholder in a Plan account, you must send the Fund a written notification requesting that part or all of your stock be redeemed. The Fund will accept a facsimile transmission to effect a redemption on your account provided that the following conditions are met and items are submitted: (1) your social security number is furnished; (2) the account number is included; (3) the number of shares to be redeemed or the dollar amount requested is shown; (4) the account owner's signature is guaranteed; and (5) the original copy of the letter is submitted to the Fund on a prompt basis. The Fund may hold proceeds of redemption until the original letter is received.

The redemption price is the next determined Net Asset Value of Fund shares which is calculated after your certificate or written notification is received in proper form. The redemption price may be above or below your cost, depending on the market value of the Fund's portfolio securities at the time of the redemption.

All certificates presented for redemption or requests for liquidation of uncertificated shares held under Plan accounts must be duly endorsed or accompanied by a duly executed separate assignment, with signature(s) guaranteed by either a financial or banking institution whose deposits are insured by the Federal Deposit Insurance Corporation or by a brokerage firm which is a member of any exchange as defined in the fidelity insuring bond carried by the Fund with ICI Mutual Insurance Company. The signature(s) should be in the name(s) of the stockholder as shown on the stock transfer records which are maintained for the Fund by Bridges Investor Services, Inc. The signature guarantee must be obtained in each instance of a redemption for both certificated and uncertificated shares. The Fund and its Transfer Agent will also recognize guarantors that participate in the Securities Transfer Agents Medallion Program (STAMP). NOTARIZED SIGNATURES ARE NOT GUARANTEED SIGNATURES AND WILL NOT BE ACCEPTED BY THE FUND.

In most instances, payment for shares redeemed will be made within seven days after request in good order for redemption and tender of shares has been made. However, the Fund may hold payment on redemption of shares until it is reasonably satisfied that the investment amount made by check to the Fund has been collected, which can take up to seven business days.

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19

The Fund mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Fund will send redemption checks by overnight or priority mail upon request, and at investor's expense. The Fund will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents, including the signature guarantee. The Fund will also wire redemption proceeds to you upon request, and at your expense. You are also responsible for any charges which your bank may make for receiving wires.

Redemption privileges and payments may be suspended during periods when the New York Stock Exchange is closed (other than weekends and holiday closings) or trading thereon is restricted, or for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund. The Securities and Exchange Commission shall determine when trading on the New York Stock Exchange is restricted and when an emergency exists.

In the event there is more than one owner of an account, all owners must sign the letter that requests a redemption of shares in the Fund.

Inquiries

Shareholder inquiries for information or assistance in handling administrative matters should be directed to Mrs. Nancy K. Dodge, Treasurer, Bridges Investment Fund, Inc., 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. Mrs. Dodge may also be reached by telephone at 1-402-397-4701 (extension 229)..

Fund Dividend Policy

The Fund will distribute to shareholders substantially all of the net income and net capital gains, if any, realized from the sale of securities. Dividends will be paid on or about the 25th day of January, April, July, and October. Shareholders will be advised as to the source or sources of each distribution. A year-end payment of capital gains, if any amounts are earned between November 1 and October 31 in any given year, will be paid on or before December 31st to meet a special requirement of the Tax Reform Act of 1986. The Fund must declare a dividend amount payable before January 31 of the next year on December 31 in order to remit at least 98% of the net investment income for the calendar year to comply with the provisions of the 1986 Act. The investment return will depend upon and vary with changes in interest rates, dividend yields, investment selections of the Fund, and many other unpredictable factors.

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20

Tax Consequences

The following discussion of taxes is for general information only. You should consult with your own tax advisor about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund has complied with special provisions of the Internal Revenue Code pertaining to investment companies so that the Fund will not pay federal income taxes on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. As a shareholder, you are subject to federal income tax on distribution of investment income and on short-term capital gains which are treated as ordinary income. However, payments designated as capital gain distributions (defined as the excess of net long-term capital gains over net short-term capital losses) are taxable to you as long-term capital gains irrespective of the length of time you have held your stock in the Fund. You will generally be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares.

As with all mutual funds, the Fund will be required to withhold 30% of taxable distributions payable to you for payment of federal income taxes in the year 2003, 29% in the years 2004 and 2005 and 25% in the year 2006 and beyond, unless the Fund receives from you a Form W-9 election indicating you are not subject to back-up withholding. The Form W-9, also known as back-up withholding, will be supplied to new shareholders by Bridges Investor Services, Inc. at the time of initial subscription to shares of the Fund. You will be required to provide certain pertinent information on the Form W-9, or the Fund Account Application, including your social security or tax identification number.

There may be tax consequences to you upon the redemption (sale) of your Fund shares. You generally have a capital gain or loss from a disposition of shares. The amount of gain or loss and the tax rate will depend primarily upon how much you paid for your shares, the redemption (sale) price, and how long you held the shares.

Shareholders who are tax-exempt entities with respect to federal and state income taxes will not be subject to tax on the income and capital gains distributions from the Fund. If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

The Fund, through an annual tax information letter and quarterly shareholder reports, will inform you of the amount and generic nature of such income and capital gains. Bridges Investor Services, Inc., through the annual Form 1099 or its substitute equivalent, will provide a report for each individual account within an appropriate time frame after the close of the Fund's fiscal year.

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BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road

256 Durham Plaza

Omaha, Nebraska 68114

(402) 397-4700

PROSPECTUS

April 29, 2003

Capital Stock

8401 West Dodge Road

256 Durham Plaza

Omaha, Nebraska 68114

(402) 397-4700

PROSPECTUS

April 29, 2003

Capital Stock

The STATEMENT OF ADDITIONAL INFORMATION (SAI), designated as Part B,

discusses the following topics:

    General Information and History of the Fund
    Investment Objectives and Policies
    Management of the Fund
    Control Persons and Principal Holders of Securities
    Investment Advisory and Other Services
    Brokerage Allocation and Other Practices
    Capital Stock and Other Securities
    Purchase, Redemption, and Pricing of Securities
    Description of Fund Plans
    Tax Status
    Underwriters
    Calculation of Performance Data
    Financial Statements

Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Further information about the fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Please refer to Bridges Investment Fund Inc.'s Investment Company Act File No. 811-1209 when seeking information about the Fund from the Securities and Exchange Commission.

The Fund does not employ a financial intermediary for you to purchase or redeem shares or to issue publications, statements, or other information about our operation or organizations.

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BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road

Omaha, Nebraska 68114

(402) 397-4700

April 29, 2003

PART B

INFORMATION REQUIRED IN A STATEMENT

OF ADDITIONAL INFORMATION

Capital Stock

Special Notices
    This Statement of Additional Information is not a Prospectus.
    This Statement of Additional Information should be read in conjunction with the Prospectus of Bridges Investment Fund, Inc. dated April 29, 2003.
    Other Information, Part C, of the filing dated April 29, 2003, by Bridges Investment Fund, Inc. with the Securities and Exchange Commission may contain useful material for prospective investors and shareholders.
    A copy of the Prospectus of Bridges Investment Fund, Inc. and Part C may be obtained from the office of the Fund at the address shown above.
    The date of this Statement of Additional Information is April 29, 2003.

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TABLE OF CONTENTS

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FUND HISTORY

The Fund was organized as an open-end investment company under the laws of Nebraska on March 20, 1963. The Fund commenced investment operations on July 1, 1963, and shares of Capital Stock were first sold to the general public on December 7, 1963. The Fund has conducted its business continuously since such time.

The Fund was created primarily for the purpose of extending the services of the investment management firm of Bridges Investment Counsel, Inc. to investors whose funds are too small to permit economical administration as separate accounts. By acquiring shares of the Fund, investors with smaller accounts obtain securities diversification and continuous investment supervision, although an investment in the Fund does not remove the market risk inherently involved in making securities investments.

Description of the Fund and Its Investments and Risks

Investment Policies, Strategies and Risks The primary investment objective of the Fund is long-term capital appreciation. The development of a moderate amount of current income is a secondary investment objective of the Fund. The Fund will invest in common stocks and securities convertible into common stocks to achieve its capital growth objective, bonds, debentures, and preferred stocks to meet its income objective. Refer to the Fund Prospectus for a complete discussion of the investment policy objectives for the Fund and the strategies employed to attain the Fund's objectives.

Fund Policy Restrictions The activities of the Fund and its investment policies are restricted as set forth in the Fund's Prospectus and in the following discussion. The restrictions described below cannot be changed without the approval of a majority of the outstanding voting securities of the Fund.

The Fund will not concentrate its investments in a particular industry or group of industries by committing more than 25% of total assets to securities in any one industry. With the exception of investments in U.S. government securities, the Fund will not make investments which will cause more than 5% of the total value of its assets (at the time of purchase) to be invested in the securities of any one issuer. Furthermore, in initial or subsequent investments, the Fund may not acquire more than 10% of the voting stock of any one issuer, and the Fund may not acquire more than 10% of any one class of the outstanding securities of any one issuer. For the purposes of this restriction, all kinds of securities of a company representing debt are considered as a single class irrespective of their differences, and all kinds of preferred stock of a company are considered a single class irrespective of their differences.

The Fund will not borrow money or pledge or mortgage its assets, except as a temporary measure, in which event total borrowings shall not exceed 10% of the value of its total assets. The Fund has never exercised the option to borrow money as a temporary measure. In addition, the Fund may not purchase securities on margin or make short sales. The Fund has authorized only one class of stock, and will not issue any preferred stock or other senior securities.

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The Fund will not make investments which will cause more than 5% of the value of its total assets (at the time of purchase) to be invested in securities of issuers which have a record of less than three years' operation.

The Fund will not invest in companies for the purpose of exercising control or management, and the Fund will not invest in securities of other investment companies except by purchase in open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or where the acquisition is part of a plan of merger or consolidation. Such acquisitions, if any, of the securities of other registered investment companies by the Fund are not permitted if immediately after such purchase or acquisition:

    The Fund owns in the aggregate more than 3% of the outstanding voting stock of another investment company;
    The shares of the other registered investment company have an aggregate value in excess of 5% of the value of the total assets of the Fund; or
    The shares of the other registered investment company and all other investment companies have an aggregate value in excess of 10% of the value of the total assets of the Fund.

Each investment of the Fund will be made with the expectation that the security acquired will be held for the long term. The Fund will not purchase securities with a view towards rapid turnover for capital gains. However, the management may sell securities for short term gains or losses if new information or changes in market conditions indicate such selling action is advisable.

The Fund will not invest outside of the area of securities. It will not purchase or sell real estate, commodities or commodity contracts. The Fund will not make loans to other persons. (The acquisition of a portion of an issue of publicly distributed bonds, debentures, or other debt securities is not to be considered the making of a loan.)

The Fund will not engage in the underwriting of the securities of other issuers.

The Fund will not purchase restricted or non-registered securities.

The Fund will not purchase or sell put or call options, except the Fund may write or sell call options against shares held in its securities portfolio on the American Stock Exchange, Inc., the Chicago Board Options Exchange, Incorporated, the Pacific Stock Exchange Incorporated, and the PBW Stock Exchange, provided that any such call options will be limited to shares of common stocks which have an aggregate market value of less than 10% of the total value of the Fund's assets at the time of the transaction, and further provided that not more than one-half of the shares held in any one issuer will be eligible for the writing of such call options. The Fund may purchase a call option with terms identical to a call option which has been previously written in order to liquidate or close an existing call option position. As of December 31, 2002, the Fund has not exercised its authority to write a covered call option.

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The Fund may purchase bonds, debentures, and preferred stocks which have one or more interest or dividend payments in arrears, but, nevertheless, offer prospects of resuming the payment of the arrearage plus the current income rate. Such securities may offer a significant price improvement from a depressed level, thereby creating a capital gain potential similar to the advancement possible for common stock selections. The risk of owning this type of security is that income payments will not be resumed or that the principal will never be repaid. Further, the Fund may acquire issues, sometimes known as "junk bonds", with above average yield and balance sheet risk. The purchase of this lower grade of securities will be limited to 5% of the value of the total assets of the Fund. This permitted investment policy has seldom been used in the past history of the Fund, and it would only be employed in an exceptionally attractive circumstance in the judgment of the investment manager.

With respect to the ownership of U.S. Government securities, the Fund will invest primarily in issues of the U.S. Treasury that are backed by the full faith and credit of the United States of America. The Fund may purchase U.S. Treasury Bills, short term; U.S. Treasury Notes, intermediate term; and U.S. Treasury Bonds, long term instruments depending upon the attractiveness of interest rates and the expected trends of these yields in the future.

Portfolio Turnover In the ten years ending December 31, 2002, the portfolio turnover rate for the Fund ranged from a high of 24% in 1998 to a low of 7% in 1995. The median portfolio turnover for the past 10 years was 12.5% and the average portfolio turnover rate for such period was 14%. The portfolio turnover rate in 2002 was 23% while in 2001 it was 14%. The Fund does not plan to materially change its portfolio turnover rate more than the ranges experienced in the past ten years; however, portfolio rates could increase significantly in order to respond to turbulent conditions in the securities market. Refer to Financial Highlights in the Prospectus for detailed year-to-year information on the portfolio turnover rate.

The rate of portfolio turnover is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the reporting period by (b) the monthly average of the value of the portfolio securities owned by the Fund during the reporting period. Such monthly average is calculated by totaling the market values of the portfolio securities as of the beginning and end of the first month of the reporting period and as of the end of each of the succeeding months in the period and dividing the sum by the number of months in the period plus one.

For purposes of this calculation, there is excluded from both the numerator and denominator all securities, including options, whose maturity or expiration date at the time of acquisition were one year or less. All long-term securities, including long-term U.S. Government securities, are included. Purchases include any cash paid upon the conversion of one portfolio security into another. Purchases also include the cost of rights or warrants purchased. Sales include the net proceeds from the sale of rights or warrants and the net proceeds of portfolio securities which have been called or for which payment has been made through redemption or maturity.

In general, portfolio turnover rises when securities held need to be repositioned to adapt the Fund's investment position to new opportunities or to protect against unforeseen, adverse market circumstances.

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MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors of the Fund is responsible for the management of the business affairs of the Fund. The day-to-day operation of the Fund is handled by the officers who are chosen by, and accountable to, the Board of Directors. The officers have at their disposal the services of the investment adviser, Bridges Investment Counsel, Inc. This Firm is obligated under its investment advisory contract with the Fund to perform all services necessary in connection with the management of the Fund. The business experience of each of the officers and directors of the Fund and of the investment adviser during the past five years is described below. Information for directors who are "interested persons" of the Fund is set forth in a separate table. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund's investment adviser, Bridges Investment Counsel, Inc.

Disinterested Directors
Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Frederick N. Backer, 70 Director (1979 to present)

Mr. Backer is currently President of JAT Investments, Limited, formerly JAT Corp., a private investment concern that operated a restaurant for twenty-five years. His responsibilities as President of JAT Corp. commenced in August, 1972.

N. Phillips Dodge, Jr., 66 Director (1983 to present)

Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 1, 2000, for a six year term.

John W. Estabrook, 75 Director (1979 to present)

Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, assuming the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Jon D. Hoffmaster, 55 Director (1993 to present)

Mr. Hoffmaster was employed from 1987 to 1998 by InfoUSA, where he served as President and Chief Operating Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska.

John J. Koraleski, 52 Director (1995 to present)

Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad's Operating Committee. He is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current position, Mr. Koraleski was the Railroad's Chief Financial Officer, Controller of Union Pacific Corporation, and was responsible for the Railroad's Information Technologies and Real Estate Departments.

Roger A. Kupka, 72 Director (1982 to present)

Mr. Kupka was the President and Chief Executive Officer and principal owner of Nebraska Builders Products Co. of Omaha, Nebraska. He held this position from 1969 until November, 1986, when he sold the company. During the past five years, Mr. Kupka served on the Board of Directors of PSI Group, which was one of the largest mail sorting companies in North America with over 800 employees and 12 operational centers throughout the U.S. In 2002, PSI Group was sold to Pitney-Bowes.

Gary L. Petersen, 59 Director (1987 to present)

Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller.

John T. Reed, 59 Director (1999 to present)

Mr. Reed is Chairman of HMG Realty Advisors, LLC of Omaha, Nebraska, and a member of the Board of Directors of McCarthy Group, Inc. Mr. Reed was formerly a partner with an international public accounting firm for 32 years before retiring in August, 1996.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Roy A. Smith, 69 Director (1976 to present)

Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and is a director of the Mid City Bank of Omaha. Mr. Smith has been designated as the Lead Independent Director of the Fund.

Janice D. Stoney, 62 Director (1999 to present)

Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer positions that culminated in becoming President of Northwestern Bell Telephone Company from 1987 to 1989 and President of the Consumer Division of US WEST from 1989 to 1991. During her distinguished business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc. 1989 to 1992. Mrs. Stoney currently serves on the Board of Directors of the Whirlpool Corporation, headquartered in Benton Harbor, Michigan where she has served since 1987. She was elected in 1999 as a Director of Williams Cos. headquartered in Tulsa, Oklahoma.

L.B. Thomas, 66 Director (1992 to present)

Mr. Thomas retired in October, 1996, from ConAgra, Inc. He retired as Senior Vice President, Risk Officer and Corporate Secretary for ConAgra, Inc., headquartered in Omaha, Nebraska. ConAgra has sales of approximately $25 billion world-wide and is the second largest processor of food products in the United States. He was also a member of ConAgra's Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
John K. Wilson, 48 Director (1999 to present)

Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983. Prior to becoming President in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board, U.S. Bank National Association, Omaha, Nebraska.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Interested Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Edson L. Bridges II, 70 (1) Chairman (1997 to present) Chief Executive Officer (1997 to present) Director (1963 to present)

Mr. Bridges became Chairman and Chief Executive Officer of Bridges Investment Fund, Inc. on April 11, 1997, after serving as President from September 28, 1970 through April 11, 1997. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President and Director of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc., a company that became Transfer Agent and Dividend Disbursing Agent effective October 1, 1987. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of Bridges Investment Management, Inc., an investment management firm.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Edson L. Bridges III, 44 (2) President (1997 to present) Director (1991 to present)

Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than eight years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges has been Executive Vice President-Investments of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has been President and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

(1) Edson L. Bridges II is the father of Edson L. Bridges III. Mr. Bridges II is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Counsel, Inc.

(2) Edson L. Bridges III is the son of Edson L. Bridges II. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Counsel, Inc.

The officers of the Fund as disclosed herein have been elected by the Board of Directors on April 12, 2002, and their terms of office run from April 13, 2002, to April 13, 2003.

Additional Officers of the Fund
Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Nancy K. Dodge, 41 Treasurer (1986 to present)

Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980. Her career has progressed through the accounting department of that Firm, to her present position as Vice President of Fund Services. Mrs. Dodge is the person primarily responsible for day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, and the auditor. Mrs. Dodge is an officer and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*
Brian Kirkpatrick, 31 Vice President (2000 to present)

Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick is also a Trust Assistant for Provident Trust Company.

Mary Ann Mason, 51 Secretary (1987 to present)

Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981. Her career has been mainly in the staff services area as a secretary. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for both Bridges Investor Services, Inc. and Bridges Investment Management, Inc., and a Director of Bridges Investor Services, Inc.

Linda Morris, 36 Assistant Treasurer (2000 to present)

Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. In recent years, Mrs. Morris has been the primary accounting person to determine the daily net asset value for the shares of the Fund. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Kathleen J. Stranik, 59 Assistant Secretary (1995 to present)

Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986. Mrs. Stranik has functioned as an executive secretary to both Edson L. Bridges II and Edson L. Bridges III throughout her career with the Fund. Mrs. Stranik is Vice President of Administration for the Fund's investment manager, an officer and director of Bridges Investment Services, Inc., Assistant Secretary, Assistant Treasurer and Trust Officer for Provident Trust Company, and Assistant Secretary and Assistant Treasurer for Bridges Investment Management, Inc.

Trinh Wu, 45 Controller (2001 to present)

Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

* Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

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The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Director Share Ownership

Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director as of December 31, 2002.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund
	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	Over $100,000
Frederick N. Backer				X
Edson L. Bridges II					X
Edson L. Bridges III					X
N. Phillips Dodge, Jr.					X
John W. Estabrook					X
Jon D. Hoffmaster				X
John J. Koraleski			X
Roger A. Kupka					X
Gary L. Petersen					X
John T. Reed		X
Roy A. Smith					X
Janice D. Stoney			X
L.B. Thomas			X
John K. Wilson			X

Meetings

During 2002, the Board of Directors held five meetings, the Administration and Nominating Committee held four meetings and Audit Committee held three meetings. Members of the various committees are listed on page 13 of this Part B. Fund Directors Edson L. Bridges II, Edson L. Bridges III and Janice D. Stoney had a 100% attendance record at all meetings of the Board of Directors and all meetings of committees of which they are members. All other directors had an attendance record of at least 75% for all meetings of Board of Directors and all meetings of committees of which they are members (on a combined basis), with the exception of Jon D. Hoffmaster and John J. Koraleski, who had attendance records of 66% and 55% respectively for all meetings of Board of Directors and all meetings of committees of which they are members (on a combined basis).

Committees

The Fund has an Administration and Nominating Committee and an Audit Committee, which are comprised solely of independent directors of the Fund. The Director members on each committee are identified below.

The Administration and Nominating Committee evaluates candidates' qualifications for Board membership, including such candidates' independence from the Fund's investment manager, and makes nominations for independent director membership on the Board. The

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Administration and Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person. The Administration and Nominating Committee also periodically reviews and makes recommendations with respect to Board governance procedures and compensation. The Administration and Nominating Committee also reviews the Fund investment advisory agreement and makes recommendations to the independent directors and the Fund Board of Directors concerning such agreement.

The Audit Committee establishes the scope of review for the annual audit by the independent auditor, and its members work with representatives of the independent auditor to establish such guidelines and tests for the audit which are deemed appropriate and necessary.

The specific assignments to committees of the Board of Directors appear in the two tables set forth below:

ADMINISTRATION AND NOMINATING COMMITTEE	AUDIT COMMITTEE
Frederick N. Backer	John W. Estabrook
N. P. Dodge, Jr., Chairman	Jon D. Hoffmaster
Roger A. Kupka	John J. Koraleski
Gary L. Petersen	John T. Reed, Chairman
Roy A. Smith	L.B. Thomas
Janice D. Stoney	John K. Wilson

Mr. Roy A. Smith is the Lead Independent Director of the Fund, and, in that capacity, Mr. Smith coordinates the activities of these two committees with the management of the Fund.

Investment Advisory Contract

On April 17, 1963, the Board of Directors of the Fund approved an investment advisory contract to be entered into between the Fund and Bridges Investment Counsel, Inc., the investment adviser, located at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska. The management contract continues in effect only so long as such continuance is specifically approved at least annually by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of this Agreement and any renewal thereof must have been approved by the vote of a majority of Directors who are not parties to such contract or Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The contract may be terminated by either party on sixty days' written notice and terminates automatically if assigned. The contract was last submitted to the Fund's shareholders for their approval on February 18, 2003, and the purpose of that submission was to secure a continuation of the contract with Bridges Investment Counsel, Inc. for the period from April 17, 2003, through April 17, 2004.

The recommendation to continue the contract past April 17, 2003, was made by the independent members of the Board of Directors at a meeting called for that purpose on December 10, 2002. This recommendation was then favorably acted upon at the Regular Meeting of the Board of Directors on January 14, 2003, for submission to the shareholders for action on February 18, 2003.

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When considering whether to renew the investment advisory contract, the independent Directors examined a number of factors, but did not identify any particular factors as controlling their decision. Some of the factors considered by the independent Directors included: the financial resources of the investment adviser, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board members by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources the investment adviser is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits received by the investment adviser.

From the foregoing, the independent Directors derived the following considerations:

A review of the financial statements of Bridges Investment Counsel, Inc., the investment adviser to the Fund, for the fiscal year 2002 and prior years, demonstrates continued financial strength and growth in stockholders' equity and in the ability of the investment adviser to meet its obligation to the Fund under the investment advisory contract.

The expense ratio of the Fund continues to be at a favorable competitive level. The Fund's expense ratio of 0.85% compares to a 1.03% ratio for a peer group of 10 funds with assets between $30 million and $100 million.

The contracted fees were reasonable and well in line with industry standards. Further, the investment adviser pays the Fund's federal and state registration expenses.

The performance of the Fund continues to be at a favorable competitive level through difficult market conditions, ranking better than the average comparable fund during the most recent 1, 3 and 5 year periods.

The overall nature and quality of the services provided by the investment adviser had historically been, and continue to be, very high. During the previous year, the investment adviser hired an additional executive with over 25 years of investment advisory experience and now has five Chartered Financial Analysts (CFA's). In addition, the investment adviser recently broadened its capabilities with the acquisition of several software systems, including the Advent Axys system and its MOXY trading component and an electronic research service.

The investment adviser continues to have a strong compliance program, including an annual resubmission of its Code of Ethics to employees and directors and the appointment of new officers in charge of the Code of Ethics, trading, and filings with management.

Despite difficult market conditions, the investment adviser continues to be successful in retaining and attracting assets under management for all major financial service platforms, including the Fund, as demonstrated by the growth in Fund shares outstanding, continuing a long-term growth trend and avoidance of a net redemption status in Fund shares.

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Based upon the foregoing considerations, the independent Directors determined that it would be in the best interest of the Fund's shareholders to renew the investment advisory contract.

In addition, at each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund's portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and its investment adviser. The Fund's Board of Directors reviewed an annual disclosure on soft dollar commission arrangements of the investment adviser and the benefits that the investment adviser and its clients may receive from the Fund's portfolio transactions at its April 12, 2002 Board meeting. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

Code of Ethics

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers to adopt written codes of ethics and institute procedures designed to prevent "access persons" (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Fund and Bridges Investment Counsel, Inc. originally adopted a code of ethics in January, 1982, which was amended in 1994. On October 12, 1999, the Board of Directors for the Fund and the Board of Directors for its investment adviser, Bridges Investment Counsel, Inc., adopted a joint Restated Code of Ethics (the "Code") that incorporates personal trading policies and procedures applicable to access persons of the Fund and of Bridges Investment Counsel, Inc. The Code has been designed to address potential conflict of interests that can arise in connection with the trading activities of the Fund and investment advisory personnel. Generally, under SEC Rule 17j-1, access persons include directors and officers of the Fund and Bridges Investment Counsel, Inc., as well as employees who in connection with their regular duties, make, participate in, obtain information regarding, or make recommendations concerning, the purchase or sale of securities by the Fund.

Pursuant to the Code, access persons are generally permitted to engage in personal securities transactions, provided that such access person does not purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the time of such purchase or sale (a) is being considered for purchase or sale by the Fund; or (b) is being purchased or sold by the Fund; or (c) has been purchased or sold by the Fund within the most recent 15 days. In addition, the Code requires access persons to preclear personal securities investments before such transactions are initiated, and to internally report all personal securities transactions quarterly, as well as annual disclosure of all personal securities holdings and personal financial liabilities. Disinterested directors of the Fund are not required to make such reports unless the director knew, or in the ordinary course of fulfilling his or her duties, should have known, of the Fund's consideration of, or the actual purchase or sale of the security purchased or sold by the Fund within the applicable time period.

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Compensation

No direct compensation or other remuneration was paid to the officers of Bridges Investment Fund, Inc. by the Fund in 2002. However, the Independent Directors as a group were paid a total of $17,334 by Bridges Investment Counsel, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2002. Subsequently, Bridges Investment Counsel, Inc. was reimbursed by the Fund for the actual fees paid to Independent Directors in the calendar quarter that follows the actual attendance by the member of the Board for regular meetings and special or committee sessions.

During 2003, each Director of the Fund will be paid a fee of $300 for each meeting of the Board of Directors at which he or she is in attendance. Each Independent Director will receive a fee of $150 for each Committee Meeting attended when held on a separate date from the regularly scheduled meeting of the Board of Directors. No fee will be paid for a committee session when such a meeting occurs in consecutive times on the same date as the meeting of the Board of Directors. Interested Directors Edson L. Bridges II and Edson L. Bridges III are not paid any Director fees. These guidelines for compensation for Directors were based on considerations by the Administration and Nominating Committee that were forwarded to a session of the Independent Directors where they were approved and passed along to the full Board of Directors that confirmed these prospective payments at their meeting that was held on December 10, 2002.

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The compensation information on the following page is provided for all directors of the Fund and for each of the executive officers or any affiliated person of the Fund (with annual compensation in excess of $60,000) for the most recently completed fiscal year (2002):

Compensation Table

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Directors
Executive Officers:
Edson L. Bridges II Chairman and CEO, and Director	None	None	None	None
Edson L. Bridges III	None	None	None	None
President and Director
Directors of the Fund:
Frederick N. Backer	$1,200	None	None	None
N. P. Dodge, Jr.	$1,200	None	None	None
John W. Estabrook	$1,650	None	None	None
Jon D. Hoffmaster	$1,500	None	None	None
John J. Koraleski	$1,350	None	None	None
Roger A. Kupka	$1,200	None	None	None
Gary L. Petersen	$1,284	None	None	None
John T. Reed	$1,500	None	None	None
Roy A. Smith	$1,200	None	None	None
Janice D. Stoney	$1,500	None	None	None
L.B. Thomas	$1,800	None	None	None
John K. Wilson	$1,950	None	None	None

Fund directors and officers do not receive any pension, retirement, or other plan benefits from the Fund.

Control Persons and Principal Holders of Securities

No person or shareholder has control of Bridges Investment Fund, Inc. Control is defined to mean the beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund.

Provident Trust Company of Omaha, Nebraska, had 195 shareholders as of December 31, 2002, no one of whom owned more than 3.7% of the total outstanding voting shares of common stock. Provident Trust Company is managed by personnel of Bridges Investment Counsel, Inc. under a Management Agreement. At December 31, 2002, Provident Trust Company maintained accounts that held shares of Bridges Investment Fund, Inc. for its customers in the following capacities where Provident Trust Company has the right to vote the Fund shares:

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158,076 shares as sole trustee, and 16,608 shares as co-trustee with an individual. The total shares held by Provident Trust Company in these two capacities is 174,684. The number of shares that Provident Trust Company has the right to vote in its capacity as trustee or co-trustee is 8.78% of the total Fund shares outstanding on December 31, 2002. Provident Trust Company does not own any shares of the Fund as principal. The records of the transfer agent for the Fund maintain the ownership of the shares in the name of the trust account or the beneficial owner. Ownership interests are reported in the Proxy Statement in the name of the trust account or the beneficial owners. Provident Trust Company's practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such policy is administratively feasible and legally possible. Provident Trust Company has officers who are not employees of Bridges Investment Counsel, Inc. or officers of Bridges Investment Fund, Inc. who may vote proxies for trust customers in those instances where an independent point of view and the avoidance of a conflict of interest are important considerations. Fund Directors Frederick N. Backer, John W. Estabrook, Edson L. Bridges II and Edson L. Bridges III are also Directors of Provident Trust Company.

The officers and directors of the Fund owned beneficially and of record, or had the power to vote, 227,056 shares of the Fund, which was equal to 11.41% of the 1,989,517 shares outstanding as of January 31, 2003.

With respect to the attributed beneficial share interests reported for officers of the Fund for holdings of the Fund by the Bridges Investment Counsel, Inc. Pension Plan and the Bridges Investment Counsel, Inc. Profit Sharing Trust, all shares allocated to the accounts of participants are estimates as of January 31, 2003. While the aggregate shareholding numbers are accurate, the Trustees of the Profit Sharing Trust had not reported the allocations to participants for December 31, 2002, as of the filing date of this Statement of Additional Information because the financial information upon which the allocations are made to participants was not yet complete, and such information usually is not available for a variety of reasons, including consideration related to the filing of the corporate Federal Income Tax for Bridges Investment Counsel, Inc. Accordingly, the disclosure of beneficial interests in the Pension Plan are stated as of December 31, 2002, the allocations of percentage interests for the Profit Sharing Trust are attributed interests as of December 31, 2002 as well. This methodology was used to disclose the beneficial interest in these trusts as of January 31, 2003.

Bridges Investment Counsel, Inc., investment adviser to the Fund, has a Cash or Deferred Profit Sharing Plan and Trust (the Profit Sharing Trust) and a Pension Plan and Trust for its employees, and both include some persons who are not officers or Directors of the Fund. Provident Trust Company, as non-discretionary Trustee of the Profit Sharing Trust, owned 43,351 Fund shares for the benefit of the Plan participants. Provident Trust Company, as Trustee of the Pension Plan and Trust held 12,807 shares of the Fund on behalf of the Pension Plan participants. The beneficial interests (based on the allocations of percentage interests as described below) of the officers and employees of Bridges Investment Counsel, Inc. in the Profit Sharing Plan and Trust and the Pension Plan and Trust who are also directors and officers of the Fund are included in the aggregate total of beneficial stock ownership stated above as of January 31, 2003.

Bridges Investment Counsel, Inc. initiated a 401(k) additional feature to the Firm's Profit Sharing Trust in 1988. Provident Trust Company Trustee holds 11,716 shares for six participants who are officers of the Fund and its investment advisers: Edson L. Bridges III, whose ownership interest is 5,102 shares, Mary Ann Mason, whose ownership interest is 2,883 shares, Kathleen J. Stranik, whose ownership interest is 899 shares, Brian M. Kirkpatrick, whose ownership interest is 1,676 shares, Linda J. Morris, whose ownership interest is 410 shares, and Trinh Wu, whose ownership interest is 746 shares.

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With respect to shares reported for beneficial interests held in the Profit Sharing Plan and Trust, the shares shown are based upon September 30, 2002 actual figures, and the shares of the Pension Plan and Trust of Bridges Investment Counsel, Inc. shown are based upon actual figures as of the December 31, 2002 allocations of percentage interests in the retirement plans for each employee. However, actual ownership at December 31, 2002, will vary from the reported shares based upon new entrants to the plans, changes in compensation levels for existing participants, and other factors that determine a participant's percentage interest in each of these plans. These determinations may not be finalized before March 31, 2003 for both the Profit Sharing Plan and Trust; thus, the disclosures of beneficial interests as of January 31, 2003, are the best estimates possible from the available information as of the date of this Statement of Additional Information, except the beneficial interests in the Pension Plan have been determined to be correct for December 31, 2002.

Unless otherwise noted, all disclosures of shareholder ownership in this section of the Statement of Additional Information are made as of the close of business on January 31, 2003.

Investment Advisory and Other Services

Control Persons Two persons, Edson L. Bridges II and Edson L. Bridges III, of the fourteen members of the Board of Directors of the Fund are also directors and officers of the investment adviser, Bridges Investment Counsel, Inc.

Mr. Bridges is President and director of Bridges Investment Counsel, Inc. and Chairman and Chief Executive Officer and director of Bridges Investment Fund, Inc. The total of 600 shares of capital stock of the investment adviser are owned as follows: Edson L. Bridges II, 525 shares; Edson L. Bridges III, six shares; Sally S. Bridges, wife of Edson L. Bridges II, three shares; and National Bank of Commerce, as Trustee for the Bridges Investment Counsel, Inc. Profit Sharing Trust, 66 shares. The Bridges Investment Counsel, Inc. shares held by Edson L. Bridges II and Edson L. Bridges III are held in a voting trust with Edson L. Bridges II and Edson L. Bridges III as co-trustees, in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

Sally S. Bridges, Edson L. Bridges II, and Edson L. Bridges III are the three directors of Bridges Investment Counsel, Inc. Mr. and Mrs. Edson L. Bridges II have been directors of Bridges Investment Counsel, Inc. since January 2, 1963. Mr. Edson L. Bridges III was elected a Director on December 30, 1987.

A change in the control of ownership of Bridges Investment Counsel, Inc., which would cause the current advisory agreement with the Fund to be terminated, may occur as a result of the death, disability or retirement of Edson L. Bridges II, who currently owns 87.5% of its common stock. As a result, and as part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, Bridges Investment Counsel, Inc. formed Bridges Investment Management, Inc., as a wholly-owned subsidiary in late 1994, and has provided working capital and other resources to it since 1995. Bridges Investment

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Management, Inc. filed a Form ADV with the Securities and Exchange Commission which became effective December 9, 1999, and commenced its advisory business for clients in the first quarter, 2000. The directors of Bridges Investment Management, Inc. are currently Edson L. Bridges II, Edson L. Bridges III, and Deborah L. Grant. The officers of Bridges Investment Management, Inc. are currently Edson L. Bridges III, President and Chief Executive Officer; Deborah L. Grant, Vice President and Chief Operating Officer; Nancy K. Dodge, Vice President; Brian M. Kirkpatrick, Vice President; Patricia S. Rohloff, Vice President; Mary Ann Mason, Secretary/Treasurer; and Kathleen J. Stranik, Assistant Secretary/Assistant Treasurer. Edson L. Bridges II is employed as an Executive Administrator to assist with management and administrative functions. Effective December 15, 2000, Bridges Investment Management, Inc. separated from Bridges Investment Counsel, Inc. and is no longer a wholly-owned subsidiary of Bridges Investment Counsel, Inc. Edson L. Bridges III currently owns 76.5% of the voting common stock and 63.9% of the total equity (voting and nonvoting stock) of Bridges Investment Management, Inc., with the remaining common stock owned by various Bridges Investment Management, Inc. employees, including the officers and directors described above. Edson L. Bridges II and Edson L. Bridges III, as co-trustees, have the right to vote Bridges Investment Management, Inc. shares representing 87.7% of its voting common stock. The voting trust arrangement has been entered into in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

Bridges Investment Counsel, Inc., as investment adviser to the Fund, has reviewed with the Fund Board of Directors the possible transfer of the investment advisory relationship from Bridges Investment Counsel, Inc. to Bridges Investment Management, Inc. Since the management and professional personnel associated with Bridges Investment Management, Inc. would be substantially the same as those currently associated with Bridges Investment Counsel, Inc., any such transfer would not be expected to change the investment policies or strategies used in the past with respect to the Fund. The possible transfer of the investment advisory relationship remains under review, and there is currently no specific schedule to propose any such transfer to Fund shareholders for consideration, and no assurance or commitment that such action will be taken. Bridges Investment Counsel, Inc. is expected to continue as investment adviser to the Fund for the year 2003.

Affiliated Persons As directors and officers of both Bridges Investment Counsel, Inc. and Bridges Investment Fund, Inc., Mr. Edson L. Bridges II and Mr. Edson L. Bridges III are affiliated persons of both organizations. There are no other affiliated persons of the investment adviser and the Fund.

Advisory Fees Bridges Investment Fund, Inc. paid Bridges Investment Counsel, Inc. the following dollar amounts for the last three fiscal years as an investment advisory fee: $369,341 in 2000, and $315,093 in 2001, and $258,339 in 2002. These fees are based on the month-ending net assets, averaged for a three-month period, and a 1/8 of 1% fee basis is applied to the resulting number. The annual fee basis is 1/2 of 1%. The annual fee is the sum of the four quarterly fees. The advisory fee was not reduced by any credits during the last three fiscal years.

Expense Limitation Bridges Investment Counsel, Inc. has agreed with the Fund to pay any expenses, properly owed by the Fund, which exceed 1 1/2% of the average net assets for any year. There have been no expense reimbursements during the last three fiscal years.

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Services Performed on Behalf of Fund Services which are supplied or paid for wholly or in substantial part by the investment adviser in connection with the investment advisory contract are: occupancy and office rental; registration and filing fees; salaries and compensation of the Fund's officers; trading department for securities; and Prospectus preparation and printing. In effect, Bridges Investment Counsel, Inc. supplies all personnel, equipment, facilities, and administrative services at its expense that would be provided for all investment advisory clients of the Firm. In addition, Bridges Investment Counsel, Inc. pays for all expenses of maintaining federal and state registrations and the majority of legal expenses of the Fund including the costs associated with Master Plans for Standard Retirement Plans and Individual Retirement Act accounts. However, the legal fees for legal counsel for the independent directors will impose on-going legal expenses for the Fund. Lastly, the Investment Adviser performs all services not specifically identified to ensure an orderly business operation of the Fund.

The Fund pays Bridges Investment Counsel, Inc. for accounting, clerical, and bookkeeping services related solely to special functions for the Fund and for postage, stationery, forms, supplies and printing, including quarterly reports to shareholders. Bridges Investment Counsel, Inc. provides the staff personnel and services for these tasks, and the Advisory Firm is reimbursed at its cost for these services.

Other Services The Fund pays for the services of the independent auditor. The Fund also pays the fees and costs of First National Bank of Omaha, Nebraska, the Fund Custodian. The Fund also bears the cost of the insurance premiums to provide $525,000 in fidelity and errors and omissions coverages under an Investment Company Blanket Bond effective April 1, 1988. ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont 05402-0730 is the carrier supplying the coverage.

Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as Dividend Disbursing and Transfer Agent for the Fund. For its services as transfer agent, Services is paid a quarterly fee by the Fund of $325 ($1,300 annually). This is a fixed fee which covers transfer agent costs, regardless of the number of Fund share transactions. For its services as dividend disbursing agent, Services is paid by the Fund a fixed fee quarterly of $300 ($1,200 annually). The Fund also pays Services a quarterly fee of $225 ($900 annually) for administrative services provided to the Fund, as well as a quarterly fee for reimbursement for Account Activity in the amount of $2,100 per quarter. In addition to these fixed fees, the Fund pays to Services a $1.00 per transaction fee for opening a new account and transfers in, and a $1.50 per transaction fee for Fund share redemptions and transfers out. Other administrative and operational services provided to the Fund, including preparation and mailing of tax forms on behalf of the Fund, are billed on a time basis of $30 per hour. The Fund reimburses Services for postage and other out-of-pocket disbursement costs. Services also charges transactional fees to shareholders of the Fund as described in the Fund's Prospectus. For the year ended December 31, 2002, the Fund paid a total of $27,241 to Services for all services provided to the Fund during 2002 (excluding reimbursement for expense disbursements by Services on behalf of the Fund).

Independent Auditors Deloitte & Touche LLP, First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102 conducts the annual audit of the Fund's financial statements in accordance with auditing standards generally accepted in the United States of America. Representatives of Deloitte & Touche LLP meet with the Audit Committee of the Board of

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Directors to establish the scope of the audit. The federal and state income tax returns are prepared by Deloitte & Touche LLP. Lastly, Deloitte & Touche LLP, the Fund's auditors for fiscal year 2002, along with KPMG LLP, the Fund's auditors for fiscal years 2000 and 2001, provides consents to permit the filing of financial statements with appropriate documents with the Securities and Exchange Commission.

On August 20, 2002, KPMG LLP resigned as the Fund's independent auditor, which action was accepted by the Audit Committee. The resignation of KPMG LLP was due to the impairment of independence under current interpretations of the Accounting Professional Code of Ethics caused by the acquisition of the Omaha office of Arthur Andersen LLP by KPMG LLP's Omaha office in mid-2002. A partner coming from Arthur Anderson LLP to KPMG LLP is related to a member of the Fund's Board of Directors.

While service was provided by KPMG LLP as the Fund's independent auditor, including the Fund's two most recent fiscal years, and the interim period preceding such resignation, the reports of KPMG LLP contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with their report.

The Fund, with the approval of the Audit Committee and subsequent approval by the Board of Directors, approved the engagement of Deloitte & Touche LLP as its new independent auditor of the Fund on November 25, 2002, for the fiscal year ending December 31, 2002. On January 14, 2003, the independent members of the Board of Directors recommended the selection of Deloitte & Touche LLP as auditors for the Fund for the year ending December 31, 2003, and the Board directed the submission of this recommendation to the shareholders for ratification. On February 18, 2003, through a Proxy solicited for the Annual Shareholder Meeting, the shareholders ratified the selection of Deloitte & Touche LLP as the auditor for the year-ending 2003.

Brokerage Allocations and Other Practices

Transactions in the Fund's portfolio of securities are effected through a number of brokers to reflect the availability of security research information, execution and other open market services, and goodwill or other factors.

The total brokerage fees paid on securities transactions for the Fund for the last three fiscal years were: $45,582 in 2000, $44,723 in 2001, and $56,664 in 2002. The Fund's management has no plans to vary the brokerage commission activity from the pattern shown during the last three fiscal years. During 2002, brokerage commissions attributed to security research information was 100% of the total, while there were no commission dollars attributed to special brokerage services or good will.

Eighteen brokers were used by the Fund during 2002, resulting in an average compensation per brokerage firm of $3,148. The largest amount received by any firm was $14,997. The Fund has no plans to concentrate securities transaction orders with any single broker or group of brokers. There were no brokerage concerns or individuals acting as brokers who were affiliated

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with the Fund or its investment adviser, Bridges Investment Counsel, Inc. As of December 31, 2002, the Fund owned 9,999 shares of Citigroup, Inc. with a market value of $351,865. During the year 2002, the Fund paid commissions to a subsidiary of Citigroup, Inc., Salomon Smith Barney. The Fund paid Salomon Smith Barney $1,100 in brokerage commissions on trades where they acted as principal, and $2,950 on trades where they acted as agent.

The research information purchased with the Fund's brokerage commissions was provided to the Fund's investment adviser, Bridges Investment Counsel, Inc., and this material benefited all clients of that Firm, including the Fund. Many clients of Bridges Investment Counsel, Inc. participate in an informal program of placing brokerage transactions to obtain security research information; thus, the Fund and its investment adviser benefit from the brokerage transactions of many clients of the investment adviser. Most brokerage firms do not price their research services; therefore, it is not possible to place a monetary value on such services.

The advent of negotiated brokerage commissions on May 1, 1975, ended the uniform commission schedule of New York Stock Exchange member firms. As a result, it is difficult to construct studies of comparable costs and services on each security transaction of the Fund. Accordingly, the disinterested directors of Bridges Investment Fund, Inc. have agreed that Bridges Investment Counsel, Inc. may cause the Fund to pay a member of an Exchange, broker, or dealer an amount of commission for effecting a securities transaction by the Fund in excess of the amount of commission which would have been charged by another person for effecting such transactions, providing that Bridges Investment Counsel, Inc. determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Exchange member, broker, or dealer subject only to the limitations and definitions contained in Section 28(e) of the Securities Exchange Act of 1934 and to a periodic review by the disinterested directors of the actions of the investment adviser in directing the brokerage business of the Fund. Because of the practice of using securities transactions to purchase brokerage services and research, the Fund may not receive the lowest possible aggregate execution cost with respect to any given brokerage transaction.

Bridges Investment Counsel, Inc. is able to secure discounts from the uniform brokerage commission schedule which was in effect on April 30, 1975, for listed securities during the period from May 1, 1975, through December 31, 2002. The Board of Directors reviews and approves the level of discounts and the actual brokerage costs on each transaction in the portfolio at each quarterly meeting. The investment adviser believes these discounts to be appropriate and similar to those earned by other institutional portfolios of the size of the Fund. Mr. Edson L. Bridges III, President of the Fund, selects the brokers to be employed for securities transactions of the Fund, and he determines the acceptability of the discount.

Investment Adviser's Trade Aggregation Policy Bridges Investment Counsel, Inc. performs investment management and advisory services for various clients including the Fund. In certain instances, portfolio transactions for the Fund may be executed in an aggregated transaction to purchase or sell the same security for other accounts served by Bridges Investment Counsel, Inc. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Aggregated transactions in which the Fund participates will be effected only when Bridges Investment Counsel, Inc. believes that to do so will be in the best interest of the Fund. When this occurs, no client account will be favored over any other account.

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Each account that participates in an aggregated order will participate at the average share price for all Bridges Investment Counsel, Inc. transactions in that security on a given business day, with transaction costs shared pro rata based on each account's participation in the transaction. Bridges Investment Counsel, Inc. will prepare, before entering an aggregate order, a written statement (the "Allocation Statement") for each proposed aggregated order, specifying the participating client accounts and how it intends to allocate the order. An order may be allocated on a basis different from that specified in the Allocation Statement if all client accounts receive fair and equitable treatment and the reason for the different allocation is explained in writing and is approved in writing by a Bridges Investment Counsel, Inc. compliance officer.

While it is possible that the use of aggregated orders may adversely affect the size of the position obtainable for the Fund, Bridges Investment Counsel, Inc., as the Fund investment adviser, believes that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. Bridges Investment Counsel, Inc. is not obligated to aggregate orders on behalf of clients, and its decision not to aggregate orders in any particular instance may result in less favorable execution of trades and in higher transaction costs to its clients, including the Fund.

Capital Stock and Other Securities

The Fund's capital structure consists of 6,000,000 authorized shares of capital stock (par value of one dollar per share) with 3,291,309 shares issued as of December 31, 2002. Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares, except they do not carry the right to vote.

Shares redeemed by the Fund cannot be reissued, and the Fund's authorized capital stock shall be deemed to be reduced by the number of shares redeemed. As of December 31, 2002, 1,301,540 shares of the Fund had been redeemed since inception of the Fund in 1963. The Fund's net shares of capital stock outstanding were 1,989,769 as of December 31, 2002.

Cumulative Voting Fund shares are entitled to cumulative voting rights. This provision permits a shareholder to allocate the votes of his shares towards one or more directors in order to increase the influence of his ownership towards the director or directors selected for his support in an election of directors.

Purchase, Redemption, and Pricing of Securities Being Offered

General Information Shares of the Fund are offered and sold directly to investors at Net Asset Value per share through the Fund's office, which is the only point of distribution for the Prospectus, Part A, the Statement of Additional Information, Part B, and Other Information, Part C. The Fund does not have any arrangements with underwriters or broker dealers with respect

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to the purchase or sale of Fund shares, nor make any payments to underwriters or broker-dealers in connection with the purchase or sale of Fund shares. The Fund is not permitted to redeem shares involuntarily in accounts below a certain number or value of shares. The Fund will honor all properly documented requests for redemption irrespective of the length of time investors have maintained their account with the Fund. Information concerning the methods of purchase and redemption of Fund shares are set forth in the Fund's Prospectus. The Fund does not use letters of intent, contractual accumulation plans, withdrawal plans, or exchange privileges.

Shareholders who require assistance in gathering cost history and share information regarding their account with the Fund should anticipate that Bridges Investor Services, Inc. as Transfer Agent, will bill the direct costs of such investigations directly to the shareholder with an explanation of the type of work conducted, the dates and time committed, and the expenses incurred by Services. In the normal situation, the maximum charge per inquiry of this type will be $25.00.

Valuation The methods for determining the Net Asset Value per share of the Fund for purchase of shares and the Net Asset Value per share for the redemption of or sales of shares back to the Fund are described in the Fund's Prospectus.

Specimen Price Make Up Please refer to Appendix A for a copy of the Price Make Up form used by the Fund. The example or illustration uses the actual data and methods used for the Fund on December 31, 2002. The audited Balance Sheet information will provide the same information with a different format and classification of items for the purpose of proper financial statement presentation.

Other Disclosures The Fund prices its shares only once per day after the close of the New York Stock Exchange. There is no difference in the net offering price charged to the general public and that price which is charged to officers, directors, and employees of either the Fund or its investment adviser. The Fund does not use Rule 2a-7 under The General Rules and Regulations of The Investment Company Act of 1940 for the purpose of pricing its shares to the public.

Description of Fund Plans

Standard Retirement Plan Bridges Investment Fund, Inc. offers a Standard Retirement Plan (as Amended and Restated as of January 1, 2000, and as subsequently amended effective January 1, 2002) for corporations, self-employed individuals, and partnerships and their employees. Investors may choose a Money Purchase Pension Plan, a Profit Sharing Plan which includes a Salary Reduction Arrangement under Section 401(k) of the Internal Revenue Code within the Standard Retirement Plan, including a SIMPLE Model Amendment for employers with less than 100 employees. The prototype plan includes a Standard Custodial Agreement (as Amended and Restated as of January 1, 2000) under which U.S. Bank National Association, Omaha, Nebraska, will act as Custodian. Bridges Investor Services, Inc. will invest all contributions to the Plan in the shares of the Fund at Net Asset Value, invest all dividends and cash distributions in shares of the Fund at Net Asset Value.

Currently, the Custodian does not impose maintenance or other fees in connection with the above described Standard Retirement Plan; however, the Custodian may impose such fees from time to time by written agreement between the Custodian and the employer. In addition, the Custodian is entitled to reimbursement for certain expenses and taxes, including securities transfer taxes. The Custodian may resign or be removed, and a successor Custodian may be appointed.

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If an investor desires to appoint a different bank as Custodian, he may make his own fee arrangements with the bank of his choice. For further details, see the form of Standard Retirement Plan No. 001, Profit Sharing, and No. 002, Money Purchase Pension, and their related Standard Custodial Agreements, copies of which may be obtained from the Fund's office at the address shown on the cover of this Prospectus. The amended documents as of January 1, 2000, were filed with the Internal Revenue Service for approval as prototype master plans in December, 2000. The IRS has issued opinion letters to the Plans, and has assigned qualified serial numbers to these Plans.

In undertaking such a Retirement Plan involving investments over a period of years, it is important for the individual to consider his needs and whether or not the investment objectives of the Fund, described in this Prospectus, are likely to fulfill them. An investor who contemplates establishment of such a Plan should consult with his attorney and/or his public accountant.

The Prototype Standardized Profit Sharing Plan with cash or deferred arrangement known in our Fund as Standard Retirement Plan No. 001 (as Amended and Restated as of January 1, 2000, and as subsequently amended effective January 1, 2002) Profit Sharing with a Salary Reduction Arrangement under Section 401(k) of the Internal Revenue Code received an opinion letter from the Internal Revenue Service on January 17, 2002. This Plan No. 001 is identified by Letter Serial No: K271573a. The Prototype Standardized Money Purchase Pension Plan described by our Fund as the Standard Retirement Plan No. 002 (as Amended and Restated as of January 1, 2000, and as subsequently amended effective January 1, 2002) Money Purchase Pension received an opinion letter from the Internal Revenue Service on January 17, 2002. This Plan No. 002 is identified by Letter Serial No: K271574a. Both Plans have incorporated model amendments published by the Internal Revenue Service which adopt all changes required by the tax laws since the Plans were restated.

Individual Retirement Custodian Account Prototype

An investor, referred to as a Depositor in this section of the Prospectus, may wish to purchase shares of Bridges Investment Fund, Inc. in conjunction with the retirement benefits provided by the Internal Revenue Code. There is available through Bridges Investment Fund, Inc. a Prototype Individual Retirement Custodial Account with Application Form, Contribution Form, and Disclosure Statement.

The Custodial Agreement provides that U.S. Bank National Association, Omaha, Nebraska, will furnish custodial services as required by the Internal Revenue Code. Currently, the investor is not charged any maintenance or other fees in connection with the Individual Retirement Custodial Account; however, the Custodian may impose such fees from time to time by written agreement between Custodian and Depositor. The investor may be subject to additional charges, from time to time, as will reasonably compensate the Custodian for extraordinary services resulting from unusual administrative responsibilities. The Depositor or the Custodian shall have the right to terminate the Account upon 60 days' notice to the other party. In the event of such termination, the Custodian shall make distribution of the Account to the Depositor or to another qualified plan or successor Custodian designated by the Depositor.

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The Fund's Individual Retirement Custodial Account Prototype permits a maximum annual contribution for 2003 of $3,000 or 100% of the Depositor's annual compensation for personal services, whichever is less. If an investor has a non-working spouse, an additional annual contribution of $3,000 is permitted to a separate IRA maintained by such non-working spouse for a total contribution of $6,000. Under the Prototype, the annual contribution may be deductible under certain conditions, and earnings, if any, accumulate tax-free until distribution after age 59 1/2. Normally, distributions from the Individual Retirement Custodial Account prior to age 59 1/2, unless specifically exempted by law, will result in tax penalties in addition to being included in taxable income. In addition, there is a penalty on excess contributions and a penalty on insufficient payouts after age 70 1/2.

To establish an Individual Retirement Custodial Account, the Depositor is provided a copy of the Fund's current Prospectus, three copies of the Individual Retirement Account Custodial Agreement, three copies of the Application Form, three copies of the Contribution Form, and three copies of the Disclosure Statement. The Depositor executes and forwards to U.S. Bank National Association, Omaha, Nebraska, three copies of the Application Form and three copies of the Contribution Form. U.S. Bank National Association, Omaha, Nebraska, will return one acknowledged copy of each form to the Depositor and the Fund for retention by each party. The Depositor will sign and send one copy of the Disclosure Statement to the Fund at its office. The Depositor should retain the other executed copy for a permanent record in his files.

The Custodial Agreement sets forth provisions governing the Depositor's Account, expresses the prohibited actions under the law, sets forth the provisions of distribution of payments, provides the rules for reports and other information, outlines the Custodian's responsibilities, and provides for Amendments to, and Termination of, the Custodial Account.

The Application Form establishes the Custodial Account, collects pertinent information to govern the Custodial Account, and recites the applicable fees to be charged by U.S. Bank National Association, Omaha, Nebraska. By executing the Application Form, the Depositor acknowledges receipt of the Prospectus. The Contribution Form governs the method and type of contribution to the Custodial Account. The Disclosure Statement covers appropriate notices of applicable provisions of the Internal Revenue Code, the fees for the account, and other important information concerning the operation of the Individual Retirement Custodial Account. Prior to executing these documents, the Depositor should read all the documents constituting the Prototype.

The Individual Retirement Custodial Account sponsored by the Fund was approved as a Prototype Plan pursuant to an opinion letter received from the Internal Revenue Service dated June 11, 1993. The opinion letter carries the Serial No: D111476C. The Individual Retirement Custodial Account was amended effective January 1, 2002, and the amended Individual Retirement Custodian Account has been submitted to the Internal Revenue Service for an updated opinion letter.

U.S. Bank National Association, Omaha, Nebraska, meets the applicable legal requirements to act as the Custodian under the Prototype.

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The provisions to redeem shares of the Fund, as described in this Prospectus, are not changed by the terms of the Prototype.

The Depositor may revoke his Custodial Account within at least seven days of the date of establishment as provided in Article VI.B of the Custodian Agreement, Article IV of the Application Form, and in paragraph 1 of the Disclosure Statement. A shareholder may wish to consider a redemption of the Fund shares as an alternative to revoking his Custodian Account.

In undertaking such an Individual Retirement Custodian Account as provided by this Prospectus and related documents, involving investments over a period of years, it is important for the individual to consider his or her needs and whether or not the investment objectives of the Fund, described in this Prospectus, are likely to fulfill them. The individual who contemplates the establishment of the Prototype should consult with his or her attorney or tax adviser regarding appropriate advice as to the actions to be taken. Particular attention should be directed to changes in the deductibility of contributions to IRAs for tax years commencing January 1, 1987, or later for those persons who are covered by employer sponsored deferred benefit plans and other factors related to annual reported tax amounts of single and joint income. Reference to IRS Announcement 86-121 should also be helpful, copies of which may be obtained from the Fund's office.

Additional consideration should be given by the individual who contemplates the establishment of a Prototype to new choices and opportunities that were created in 1997.

1) The SIMPLE Individual Retirement Custodial Account, as described in Section 408(p) of the Internal Revenue Code may be established in connection with a Salary Reduction Agreement. Under this funding choice, it is possible to set aside more than the $3,000 per year contribution limit for the traditional IRA account. Depending upon the circumstances involved, it may be possible to receive employer matching contributions in the account. This SIMPLE Plan has received an opinion letter from the Internal Revenue Service, and is identified with the Internal Revenue Service through letter Serial No. D111476C. The SIMPLE Plan was amended effective January 1, 2002, and the amended SIMPLE Plan has been submitted to the Internal Revenue Service for an updated opinion letter.

2) The Roth Individual Retirement Custodial Account opportunity for investment was created by the Taxpayer Relief Act of 1997. The tax laws provide for a non-deductible annual contribution in taxable years 2002 through 2004 of up to $3,000 for a working spouse and a $3,000 contribution for a non-working spouse. These annual contribution limits are to be increased to $4,000 for 2005 through 2007 and to $5,000 for 2008. Benefits paid from the Roth IRA are to be non-taxable to the Depositor upon a qualified distribution from the Roth IRA, which includes distributions made after the Depositor reaches age 59 1/2. The Roth Individual Retirement Custodial Account may be established through the execution of the Form 5305-RA issued under Section 408A of the Internal Revenue Code in conjunction with the standard, traditional IRA Custodial Account of the Fund as described above. Depositors may establish and maintain both the "Traditional" IRA and the "Roth" IRA Accounts, provided the assets are always maintained in separately segregated accounts and provided further that the titles therein accurately reflect the distinctions between the two types of funding permitted by statute. Depositors will still have the same annual dollar limit per working spouse and non-working spouse, so that a choice must be made between the contributions to a traditional IRA that would represent an income deduction and the contributions to a Roth IRA that would be taxable underneath the annual dollar ceiling.

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3) An individual may deposit up to $2,000 a year into a Coverdell Education Savings Custodial Account (Internal Revenue Service Form 5305-EA) ("Education IRA") for a child under age 18 (unless the beneficiary is a "special needs beneficiary" as defined by the tax laws). The contributor may be a parent, relative, friend, or other person, including the child him/herself. The ability to contribute to an Education IRA phases out at modified adjusted gross income levels between $190,000 and $220,000 for joint return filers and between $95,000 and $110,000 for individual filers. Distributions from an Education IRA are tax-free up to the amount of qualified education expenses for a year. Qualified higher education expenses include tuition, fees, books, supplies, and, if the beneficiary is at least a half-time student, room and board. For taxable years after 2001, qualified education expenses include qualified elementary and secondary education expenses such as tuition, fees, tutoring, special needs services, books, supplies and equipment incurred in connection with the enrollment for attendance at any public, private or religious school that provides elementary or secondary education. Expenses include room and board, uniforms, and transportation that are required by the schools, including expenses for computer technology and related equipment used by the beneficiary while in school.

The Fund's office maintains a supply of SIMPLE Individual Retirement Custodial account forms and an inventory for the Form 5305-RA for the Roth IRA, and Form 5305-EA for the Education IRA to assist Depositors to establish these types of accounts.

Tax Status

The Fund is qualified or intends to qualify under Subchapter M of the Internal Revenue Code (26 U.S.C. 851-856). The Fund has no special or unusual tax aspects such as taxation resulting from foreign investment, or from states as a personal holding company, or from any tax loss carryforward.

Underwriters

None

Calculation of Performance Data

From time to time, quotations of the Fund's performance may be included in advertisements, sale literature or reports to shareholders or prospective investors. These performance figures are calculated as described below.

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PAST PERFORMANCE OF THE FUND

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance History depicted in a bar graph is as follows:

Performance History depicted in a bar graph is as follows:

Year	% Returns
1993	6.29%
1994	0.30%
1995	30.96%
1996	18.06%
1997	22.33%
1998	27.48%
1999	39.80%
2000	-14.09%
2001	-18.89%
2002	-25.14%

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The Fund's highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and -18.35% for the 3rd Quarter 2001.

Average Annual Total Returns

(for the periods ending December 31, 2002)
	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	-25.14%	-1.58%	6.41%
Return After Taxes on Distributions	-25.53%	-2.53%	4.96%
Return After Taxes on Distributions and Sale of Fund Shares	-15.4%	-1.48%	4.63%
S & P 500 (reflects no deduction for fees, expenses or taxes)	-22.05%	-0.58%	9.33%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.

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Year	BIF	S & P 500

1992	10,000.00	10,000.00
1993	10,627.04	11,001.46
1994	10,656.94	11,150.57
1995	13,953.70	15,325.32
1996	16,471.43	18,835.62
1997	20,147.18	25,111.64
1998	25,680.73	32,273.51
1999	35,671.71	39,055.90
2000	30,647.48	35,498.19
2001	24,859.17	31,297.94
2002	18,609.39	24,397.43

(Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

AVERAGE ANNUAL TOTAL RETURN
1 YEAR	5 YEAR	10 YEAR
-25.14%	-1.58%	6.41%

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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INFORMATION SUPPORTING AND SETTING QUALIFICATIONS

FOR INVESTMENT RETURNS

Assumptions

    The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year
    The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.
    The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.
    All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates.  The dividend for the Standard & Poor's 500
    Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.
    Reinvestment fees for dividend and capital gains distributions were deduted before reinvestment in shares of the Fund.  The Standard & Poor's 500 Composite
    Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

The Fund is to select an "appropriate broad-based securities market index" that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission may compare their performances to other more narrowly-based indices that reflect the market sectors in which they invest. At this point in time, the Fund's management has decided not to present any comparisons to more narrow indices. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indices to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indices with the reinvestment calendar scheme in effect for the Fund.

From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any or combination of the following: (a) a broad-based index; (b) other groups of mutual funds tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any

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other measure for inflation, government statistics, such as GNP) may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; and (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance. The Fund may also advertise the performance rankings assigned by various publications and statistical services, and any other data which may be presented from time to time by such analysts as Dow Jones and Morningstar, Inc., or as they appear in various financial and investment publications, including but not limited to The Wall Street Journal, Business Week, Forbes, Fortune, Money Magazine and other such publications.

___________________________________________________________________________

As a prospective investor or shareholder, you may be interested in securing Part C of this filing, and you must receive Part A, the Prospectus, in order to make an investment in the Fund. You may request copies of Parts A, B, and C from the Fund's office at the address shown on the Cover of Part B.

____________________________________________________________________________

Financial Statements

The audited financial statements for the year ended December 31, 2002 appear beginning on page 36 in this Part B. As a unit, these statements include: The Independent Auditors' Report, the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements.

The audited financial statements for the year ended December 31, 2001 are incorporated by reference in this Registration Statement.

The Fund's Management and Board of Directors encourages prospective investors and shareholders to review the audited financial statements, particularly the Schedule of Investments, to obtain a useful perspective about securities owned by the Fund.

The Price Make Up Sheet, Appendix A, is shown on page 35; then the financial statements follow as a unit to complete this Part B.

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APPENDIX A (Specimen)

PRICE MAKE UP SHEET

December 31, 2002
Journal Form, Ledger Form, Schedule, or Account Number	ACCOUNT (Cost Figures in Parentheses)	Actual Balance or Market Value Figures
ASSETS
01a-DR-C	Cash-Principal	80,932.71
01b-DR-C	Cash-Income	84,419.44
02a-LF51	Dividends Receivable	49,064.50
02b-LF52	Interest Receivable	67,047.49
04a-CRDJ	Accts. Receivable-Subscriptions to Capital Stock	25,468.24
04b-CRDJ	Accts. Receivable-Securities Sold	-0-
07 Schedule 7	Inv. in Securities (48,391,976.92)	45,762,649.23

	TOTAL ASSETS	46,069,581.61
LIABILITIES:
13a-CRDJ	Accts. Pay.-Redemptions of Capital Stock	-0-
13b-CRDJ	Accts. Pay.-Purchase of Securities	-0-
14a-CRDJ	Accrued Liab.-Operating Expenses	104,608.75
14b-CRDJ	Accrued Liab.-Taxes	-0-
14-CRDJ	Distributions Payable	110,432.22
	TOTAL LIABILITIES	215,040.97
19	NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES (Tot. Assets Minus Tot. Liab.)	45,854,540.64
20 -CRDJ DR-TA	Capital Stock-Total Shares Outstanding	1,989,768.716
	NET ASSET VALUE PER SHARE
	Purchase Price Per Share $____	23.05
	Redemption Price Per Share $____	x Div. @0.0555

Equalization Computation	Net Investment Income	Net Investment Income	0.00
	(Current Qtr.)	(Current Qtr.)
Dividend Income	85,952.11	Undistributed Net Income	139.05
Interest Income	128,571.10	(Previous Qtrs.)
Total Income	214,523.21	Total Acct. 21b	139.05
		Equalization/Share
Taxes Paid		Orders /
Expenses Unpaid	107,350.00	Net Shares Purch., Redemp.
Reimbursed Expenses		Balance, Equalization	(2,688.94)
Tot.Exp.Post Close		Equalization Entry
		Equalization Forward
Net Investment Inc.	107,173.21	Capital Shares Forward	1,989,768.716

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INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of

Bridges Investment Fund, Inc.

Omaha, Nebraska

We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc., including the schedule of portfolio investments, as of December 31, 2002, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for the years ended December 31, 2001, 2000, 1999, and 1998 were audited by other auditors whose report thereon dated January 10, 2002 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 2002, the results of its operations, changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Omaha, Nebraska

January 16, 2003

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS

DECEMBER 31, 2002
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (88.8%)

Advertising 1.1%
Omnicom Group, Inc.	8,000	$ 541,062	$ 516,800

Airlines 0.5%
Southwest Airlines Co.	15,000	$ 303,021	$ 208,500

Banking and Finance 6.0%
Fifth Third Bancorp	5,000	$ 232,812	$ 292,750
First National of Nebraska, Inc.	250	401,835	746,250
State Street Corporation	15,000	62,367	585,000
TCF Financial Corporation	10,000	400,929	436,900
Wells Fargo & Co.	15,000	515,731	703,050
		$ 1,613,674	$ 2,763,950

Beverages Soft Drinks 1.4%
PepsiCo, Inc.	15,000	$ 192,169	$ 633,300

Building Residential/Commercial 1.1%
Centex Corporation	3,000	$ 153,814	$ 150,600
D. R. Horton, Inc.	20,000	407,704	347,000
		$ 561,518	$ 497,600

Casino Hotels 1.9%
Harrah's Entertainment, Inc.*	22,000	$ 729,839	$ 871,200

Computers Hardware and Software 3.1%
Cisco Systems, Inc.*	40,000	$ 361,395	$ 524,000
Microsoft Corporation*	15,000	266,000	775,500
Retek, Inc.*	25,000	369,992	68,000
Tibco Software, Inc.*	6,000	153,194	37,080
		$ 1,150,581	$ 1,404,580

Computers Memory Devices 0.5%
EMC Corporation/MASS*	35,000	$ 494,601	$ 214,900

Computers Micro 0.2%
Sun Microsystems, Inc.*	35,000	$ 661,353	$ 108,850

Data Processing and Management 6.1%
Automatic Data Processing	20,000	$ 919,731	$ 785,000
CSG Systems International, Inc.*	20,000	678,776	273,000
Fair Isaac and Company, Incorporated	12,000	234,627	512,400
First Data Corporation	15,000	490,500	531,150
Fiserv, Inc.*	20,000	664,527	679,000
		$ 2,988,161	$ 2,780,550

Diversified Operations 2.1%
Berkshire Hathaway Inc., Class B *	400	$ 528,413	$ 969,200

*Nonincome-producing security

------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2002

Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)
Drugs Medicines Cosmetics 6.2%
Abbott Laboratories	15,000	$ 169,395	$ 600,000
Amgen, Inc.*	15,000	463,500	725,100
Elan Corporation PLC ADR*	15,000	371,827	36,900
Johnson & Johnson	17,000	349,887	913,070
Merck & Co., Inc.	10,000	208,985	566,100
		$ 1,563,594	$ 2,841,170

E-Commerce 1.5%
Ebay, Inc.*	10,000	$ 627,530	$ 678,200

Electric Generation 1.8%
AES Corporation*	60,000	$ 1,152,252	$ 181,200
MDU Resources Group, Inc.	25,000	608,559	645,250
		$ 1,760,811	$ 826,450

Electronic Components Conductors 5.0%
Altera Corporation*	40,000	$ 1,042,102	$ 493,600
Analog Devices, Inc.*	20,000	753,090	477,400
Applied Materials, Inc.*	60,000	1,127,600	781,800
Intel Corporation	35,000	524,247	544,950
		$ 3,447,039	$ 2,297,750

Electronics 1.5%
Flextronics International Ltd.*	65,000	$ 1,333,719	$ 532,350
Solectron Corporation *	50,000	595,457	177,500
		$ 1,929,176	$ 709,850

Fiduciary Banks 0.9%
Northern Trust Co.	12,000	$ 567,304	$ 420,600

Finance Diversified 2.5%
Citigroup, Inc.	9,999	$ 481,932	$ 351,865
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	798,400
		$ 1,609,532	$ 1,150,265

Finance Investment Banks 2.0%
Goldman Sachs Group, Inc.	8,000	$ 694,445	$ 544,800
Charles Schwab Corporation	35,000	740,499	379,750
		$ 1,434,944	$ 924,550

Finance Real Estate 2.3%
Freddie Mac	18,000	$ 497,767	$ 1,062,900

Finance Services 8.6%
Capital One Financial Corporation	70,000	$ 1,987,189	$ 2,080,400
Concord EFS, Inc.*	40,000	683,660	629,600
MBNA Corporation	35,000	759,464	665,700
Paychex, Inc.	20,000	547,840	558,000
		$ 3,978,153	$ 3,933,700

*Nonincome-producing security

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BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
 (Continued)

DECEMBER 31, 2002

Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Insurance Multiline 1.3%
American International Group, Inc.	10,000	$ 566,397	$ 578,500

Linen Supply and Related Products 1.0%
Cintas Corporation	10,000	$ 350,987	$ 457,500
Medical Instruments 1.0%
Medtronic, Inc.	10,000	$ 504,734	$ 456,000

Medical Drugs 0.7%
Pfizer, Inc.	10,000	$ 289,700	$ 305,700

Medical Wholesale Drug Distribution 0.4%
Cardinal Health, Inc.	3,000	$ 185,670	$ 177,570

Metal Aluminum 3.0%
Alcoa, Inc.	60,000	$ 1,701,327	$ 1,366,800

Metal Products Fasteners 0.7%
Illinois Tool Works, Inc.	5,000	$ 369,449	$ 324,300

Oil and Gas Field Services 0.9%
Tidewater, Inc.	13,000	$ 509,174	$ 404,300

Petroleum Producing 3.1%
BP PLC-Sponsored ADR	19,000	$ 443,238	$ 772,350
ChevronTexaco Corporation	10,000	340,535	664,800
		$ 783,773	$ 1,437,150

Retail Stores Restaurants 2.2%
Outback Steakhouse, Inc.*	15,000	$ 509,594	$ 516,600
Yum! Brands, Inc.*	20,000	530,866	484,400
		$ 1,040,460	$ 1,001,000

Retail Stores Apparel and Clothing 1.7%
Gap, Inc.	50,000	$ 521,360	$ 776,000

Retail Stores Building Materials and Home Improvement 1.6%
The Home Depot, Inc.	30,000	$ 672,737	$ 720,600

Retail Stores Consumer Electronics 2.1%
Best Buy Company, Inc.*	40,000	$ 1,091,334	$ 966,000

Retail Stores Department 1.5%
Target Corporation	23,000	$ 330,733	$ 690,000

*Nonincome-producing security

------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2002
Title of Security	Number of Shares	Cost	Fair Value
COMMON STOCKS (Continued)

Schools 0.7%
DeVry, Inc.*	20,000	$ 517,907	$ 332,200

Telecommunications 4.8%
Level 3 Communications *	170,000	$ 1,500,472	$ 833,000
Sprint PCS Corporation *	30,000	629,783	131,400
Vodafone Group PLC ADR	35,000	848,863	634,200
West Corporation *	42,815	787,756	710,729
WorldCom, Inc. *	25,000	565,758	3,450
		$ 4,332,632	$ 2,312,779

Telecommunications Equipment 1.4%
Nokia Corporation Sponsored ADR	40,000	$ 421,175	$ 620,000

Television Cable 0.6%
Comcast Corporation Special Class A *	12,000	$ 356,075	$ 271,080

Tobacco 2.7%
Philip Morris Companies, Inc.	30,000	$ 1,325,692	$ 1,215,900

Transportation Airfreight 1.1%
EGL, Inc. *	35,000	$ 466,542	$ 498,750

TOTAL COMMON STOCKS		$43,518,100	$40,726,994

PREFERRED STOCKS (2.0%)

Banking and Finance 1.1%
CFB Capital II 8.20% Cumulative Preferred	5,000	$ 125,000	$ 125,100
Harris Preferred Capital Corp. 7.375% Series A	10,000	250,000	251,000
Silicon Valley Bancshares 8.25% Preferred Series I	5,000	125,000	121,000
		$ 500,000	$ 497,100

Oil Comp. Exploration and Production 0.3%
Nexen, Inc. 9.275% Preferred Series I	5,000	$ 125,000	$ 125,500

Utilities Electric 0.6%
Tennessee Valley Authority 6.75% Variable Preferred Series D	10,000	$ 250,000	$ 266,800

Total Preferred Stocks		$ 875,000	$ 889,400

Total Stocks		$44,393,100	$41,616,394

*Nonincome-producing security

-------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2002
Title of Security	Principal Amount	Cost	Fair Value

DEBT SECURITIES (9.0%)

Auto-Cars/Light Trucks 0.5%
General Motors Corporation 7.700% Debentures due April 15, 2016	$250,000	$ 252,320	$ 246,256

Electronic Components Conductors 0.6%
Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,472	$ 275,839

Energy Alternate Sources 0.5%
CalEnergy Co., Inc. 7.630% Notes due October 15, 2007	$200,000	$ 200,000	$ 212,500

Finance Services 0.6%
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$250,000	$ 268,125	$ 268,650

Hotels and Motels 0.6%
Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 291,106

Medical Wholesale Drug Distribution 0.6%
Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$ 250,000	$ 260,689	$ 286,196

Retail Stores Department 0.6%
Dillard Department Stores, Inc. 7.850% Debentures due October 1, 2012	$ 150,000	$ 151,347	$ 145,557

Sears Roebuck & Co. 9.375% Debentures due November 1, 2011	100,000	106,399	111,510
		$ 257,746	$ 257,067

Telecommunications 0.7%
Level 3 Communications, Inc. 9.125% Senior Notes due May 1, 2008	$ 500,000	$ 346,223	$ 310,000

Tobacco 0.6%
R.J. Reynolds Holding 7.250% Notes due June 1, 2012	$ 250,000	$ 260,975	$ 267,298

-----------------------------------------------------------------------------------

                                            42

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2002
Title of Security	Principal Amount	Cost	Fair Value

U.S. Government 3.7%
U.S. Treasury, 7.250% Notes, due May 15, 2004	300,000	$ 303,245	$ 324,187

U.S. Treasury, 7.500% Notes, due February 15, 2005	300,000	305,871	336,517

U.S. Treasury, 9.375% Bonds, due February 15, 2006	200,000	256,222	244,219

U.S. Treasury, 8.750% Bonds, due November 15, 2008	200,000	237,473	212,906

U.S. Treasury, 9.125% Bonds, due May 15, 2009	200,000	234,910	220,656

U.S. Treasury, 7.500% Bonds, due November 15, 2016	300,000	308,539	392,859
		$ 1,646,260	$ 1,731,344

TOTAL DEBT SECURITIES		$ 3,998,878	$ 4,146,256

TOTAL INVESTMENTS IN SECURITIES (99.8%)		$48,391,978	$45,762,650
CASH AND RECEIVABLES LESS TOTAL LIABILITIES (0.2%)			91,891
NET ASSETS, December 31, 2002 (100.0%)			$45,854,541

The accompanying notes to financial statements
are an integral part of this schedule.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

                                           43

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2002

ASSETS
Investments, at fair value
Common and preferred stocks (cost $44,393,100)	$41,616,394
Debt securities (cost $3,998,878)	4,146,256
Total investments	$45,762,650

Cash	165,352
Receivables
Dividends and interest	116,112
Subscriptions to capital stock	25,468

TOTAL ASSETS	$46,069,582

LIABILITIES
Investment advisor, management and
service fees payable	$ 60,242
Accrued operating expenses	44,367
Distributions payable	110,432
TOTAL LIABILITIES	$ 215,041

NET ASSETS
Capital stock, $1 par value - Authorized 6,000,000 shares, 1,989,769 shares outstanding	$ 1,989,769

Paid-in surplus	46,947,958
Net capital	$48,937,727

Net unrealized depreciation on investments	(2,629,328)
Accumulated undistributed net realized loss	(453,858)
Accumulated undistributed net investment income	--____
TOTAL NET ASSETS	$45,854,541
===========

NET ASSET VALUE PER SHARE	$23.05
======

OFFERING PRICE PER SHARE	$23.05
======

REDEMPTION PRICE PER SHARE	$23.05
======

The accompanying notes are an integral
part of these financial statements.

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
Interest	$ 396,065
Dividends (Net of foreign withholding taxes
of $5,711)	451,727

Total Investment Income		$ 847,792

EXPENSES
Management fees	258,339
Custodian fees	35,834
Insurance and other administrative fees	29,395
Bookkeeping services	22,325
Printing and supplies	19,824
Professional services	18,273
Dividend disbursing and transfer
agent fees	27,241
Computer programming	9,000
Taxes and licenses	1,065
Independent directors expense and fees	17,334

Total Expenses		$ 438,630
NET INVESTMENT INCOME		$ 409,162

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS

Net realized loss on transactions in
investments	$ (138,613)

Net decrease in unrealized appreciation/
(depreciation) of investments	(15,770,722)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		$(15,909,335)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(15,500,173)
		=============

The accompanying notes are an integral
part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

	2002	2001
INCREASE IN NET ASSETS
Operations
Net investment income	$ 409,162	$ 496,030
Net realized loss on
transactions in investments	(138,613)	(28,938)
Net decrease in unrealized
appreciation of investments	(15,770,722)	(14,435,181)
Net decrease in net assets
resulting from operations	$(15,500,173)	$(13,968,089)

Net equalization debits/credits	(5,237)	2,565

Distributions to shareholders from
Net investment income	(409,023)	(496,030)
Net realized gain from investments	--	--
Return of capital	--	(4,660)
Net capital share transactions	1,524,062	3,299,606

Total decrease in net assets	$(14,390,371)	$(11,166,608)

NET ASSETS:
Beginning of year	$ 60,244,912	$ 71,411,520

End of year (includes $2,548 of undistributed net investment income in 2001)	$ 45,854,541 ============	$ 60,244,912 ============

The accompanying notes are an integral
part of these financial statements.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
       Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company
    Act of 1940 as a diversified, open-end management investment company.  The primary investment objective of the Fund is long-term capital appreciation.  In pursuit of that objective, the Fund invests primarily in common stocks.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America.

    A.  Investments

              Security transactions are recorded on trade date.  Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis.

              Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at fair value based on quoted market prices.  Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange.  If no sales were reported on that day, quoted market price represents the closing bid price.  The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes.  The difference between cost and fair value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.

	2002	2001	Net Change
Net unrealized appreciation (depreciation):

Aggregate gross unrealized appreciation on securities	$ 7,520,106	$17,701,567

Aggregate gross unrealized depreciation on securities	(10,149,434)	(4,560,173)

Net	$(2,629,328)	$13,141,394	$(15,770,722)
	============	============	=============

            The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

-----------------------------------------------------------------------------------

   B. Federal Income Taxes

          The Fund intends to comply with the requirements of the Internal
      Revenue Code applicable to regulated investment companies and not be subject to federal income tax.  Therefore, no income tax provision is required.  The
      Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

          The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.  In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

          For federal income tax purposes, the Fund has a capital loss carryover of $355,038 at December 31, 2002, which if not offset by subsequent capital gains will expire in 2009.  Also for federal income tax purposes, the Fund deferred the recognition of net capital losses incurred subsequent to October 31, 2002 ("Post

      October Losses") of $98,819.  These losses will be realized on January 1,

      2003.

   C. Distribution To Shareholders

         The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date.  Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

   D. Equalization

         The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income.
      As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

   E. Use of Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

      Under an Investment Advisory Contract, Bridges Investment Counsel, Inc.
    (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund.  In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter,

-----------------------------------------------------------------------------------

    equivalent to 1/2 of 1% per annum.  Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.  These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

      The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and
    1/2% of the average month end net asset value of the Fund for the year.  Amounts, if any, expended in excess of this limitation are reimbursed by the Investment
    Adviser as specifically identified in the Investment Advisory Contract.   There
    were no amounts reimbursed during the year ended December 31, 2002.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

      Dividend disbursing and transfer agent services are provided by Bridges Investor
    Services, Inc. (Transfer Agent).  The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services.  Certain officers and directors of the Fund are also officers and directors of the Transfer
    Agent.

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the years ended
    December 31, was:

(4) SECURITY TRANSACTIONS

      The cost of long-term investment purchases during the years ended
    December 31, was:
	2002	2001

Other Securities	$18,088,810	$12,411,091
	===========	===========

      Net proceeds from sales of long-term investments during the years ended December 31, were:

	2002	2001

United States government obligations	$ 702,000	$ 200,000
Other Securities	10,209,786	7,523,042
Total Net Proceeds	$10,911,786	$ 7,723,042
	===========	===========

(5) NET ASSET VALUE

      The net asset value per share represents the effective price for all subscriptions and redemptions.

 ------------------------------------------------------------------------------------

(6) CAPITAL STOCK

      Shares of capital stock issued and redeemed are as follows:

	2002	2001

Shares sold	278,124	212,033
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	12,549	13,597
	290,673	225,630
Shares redeemed	241,399	135,437
Net increase	49,274	90,193
	=======	=======

      Value of capital stock issued and redeemed is as follows:

	2002	2001

Shares sold	$ 6,925,345	$ 7,104,952
Shares issued to shareholders in
reinvestment of net investment
income and realized gain from
security transactions	320,294	465,193
	$ 7,245,639	$ 7,570,145

Shares redeemed	5,721,577	4,270,539
Net increase	$ 1,524,062	$ 3,299,606
	===========	============

(7) DISTRIBUTIONS TO SHAREHOLDERS

       On December 31, 2002, a cash distribution was declared from net investment income accrued through December 31, 2002.  This distribution was calculated as $.0555 per share.  The dividend will be paid on January 23, 2003 to shareholders of record on December 31, 2002.

--------------------------------------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS*

Per share income and capital changes for a share outstanding for each of the last five years were:

Per share income and capital changes for a share outstanding for each of the last five years were:
	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Period	$31.05	$38.59	$46.24	$34.26	$29.02

Income/(Loss) From Investment Operations Operations
Net Investment Income	$ .20	$ .26	$ .40	$ .30	$ .44
Net Gains or (Losses) on Securities (both realized and unrealized)	(8.00)	(7.54)	(6.84)	12.89	7.36
Total From Investment Operations	$(7.80)	$(7.28)	$(6.44)	$13.19	$ 7.80

Less Distributions
Dividends from net investment income	$ (.20)	$ (.26)	$ (.40)	$ (.30)	$ (.44)
Distributions from capital gains	-__	-__	(.81)	(.91)	(2.12)
Total Distributions	$ (.20)	$ (.26)	$(1.21)	$(1.21)	$(2.56)

Net Asset Value, End of Period	$23.05	$31.05	$38.59	$46.24	$34.26

Total Return	(25.13)%	(18.89)%	(14.09)%	38.90%	27.48%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$45,855	$60,245	$71,412	$69,736	$48,433
Ratio of Expenses to Average Net Assets**	.85%	.79%	.72%	.73%	.77%
Ratio of Net Investment Income to Average Net Assets **	.79%	.79%	.95%	.78%	1.37%
Portfolio Turnover Rate	23%	14%	19%	16%	24%

* Per share income and capital change data is computed using the weighted average number of shares outstanding method.

** Average net asset data is computed using monthly net asset value figures.

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